Exhibit 4.31

実行可能期間付タームローン契約書

（10億円）

借　入　人	株式会社ＦＲＯＮＴＥＯ
アレンジャー兼 エージェント	株式会社三菱東京ＵＦＪ銀行
貸　付　人	株式会社三菱東京ＵＦＪ銀行 株式会社三井住友銀行 株式会社横浜銀行 株式会社みずほ銀行 株式会社りそな銀行

2016年7月26日

目 次

第1条（定義） 1
第2条（貸付人の権利義務） 6
第3条（資金使途） 7
第4条（本個別貸付の申込） 7
第5条（各個別貸付実行の前提条件） 7
第6条（本個別貸付の実行） 8
第7条（各個別貸付の不実行） 9
第8条（貸付人の免責） 9
第9条（増加費用及び違法性） 9
第10条（元本弁済） 10
第11条（利息） 10
第12条（期限前弁済） 11
第13条（遅延損害金） 12
第14条（コミットメントフィー） 12
第15条（エージェントフィー） 13
第16条（諸経費及び公租公課等） 13
第17条（借入人の債務の履行） 13
第18条（貸付人への分配） 14
第19条（借入人による表明及び保証） 17
第20条（借入人の確約） 19
第21条（期限の利益喪失事由） 21
第22条（相殺、担保権の実行及び任意売却） 23
第23条（貸付人及びエージェント間の調整） 24
第24条（エージェントの権利義務） 25
第25条（エージェントの辞任及び解任） 27
第26条（多数貸付人の意思結集） 28
第27条（契約の変更） 28
第28条（地位の譲渡） 28
第29条（貸付債権等の譲渡） 29
第30条（第三者からの回収等） 30
第31条（貸付義務の終了） 31
第32条（一般規定） 31
別表1（当事者リスト） 40
別表2（返済スケジュール） 42

別紙１（借入申込書）.. 44
別紙２（確認書）.. 46
別紙３（領収書）.. 47
別紙４（第三者からの回収条項に関する遵守状況報告書）.................... 48

実行可能期間付タームローン契約書

株式会社ＦＲＯＮＴＥＯ（以下、「借入人」という。）、本契約添付別表1の「貸付人」の欄に記載された金融機関（以下、各金融機関を「貸付人」という。）及びエージェントの資格としての株式会社三菱東京ＵＦＪ銀行（以下、「エージェント」という。）は、2016年7月26日付で以下の通り合意する（以下、「本契約」という。）。

第1条（定義）

(1) 次に掲げる各用語は、文脈上別義であることが明白である場合を除き、本契約において次に定める意味を有する。

1. 「営業日」とは、日本国の法令等により銀行が休日とされる日以外の日をいう。
2. 「エージェント業務」とは、全貸付人により、全貸付人のためにエージェントに委託された本契約の各条項に定める業務をいう。
3. 「エージェント口座」とは、エージェントが株式会社三菱東京ＵＦＪ銀行東京営業部に有する当座預金口座（口座番号：0041097、口座名義：株式会社三菱東京ＵＦＪ銀行シンジケートローン口）、又はエージェントが随時指定し、借入人及び貸付人に対して通知するその他の口座をいう。
4. 「エージェントフィー」とは、借入人とエージェントの間で別途合意することにより借入人がエージェントに支払う手数料をいう。
5. 「親会社」、「子会社」、「関連会社」とは、財務諸表等の用語、様式及び作成方法に関する規則第8条に定義されたものをいう。
6. 「各貸付」とは、第10条第1項で定義された意味を有する。
7. 「各貸付未払金」とは、各貸付に係る元本、利息、遅延損害金、清算金その他本契約に基づき借入人が支払義務を負担する全ての金員をいう。
8. 「各個別貸付」とは、同一の借入申込書に基づき貸付人毎に実行される貸付をいう。
9. 「各個別貸付実行金」とは、各個別貸付により貸付人が借入人に対して貸し付ける金員をいい、また、「各個別貸付実行金額」とは、各個別貸付実行金の金額（関連する借入申込書に係る本個別貸付の金額に当該貸付人の参加割合を乗じて算出される金額とする。但し、借入申込書に係る本個別貸付の金額が全貸付人の未使用貸付限度額の総額である場合には、当該貸付人の未使用貸付限度額に相当する金額とする。）をいう。
10. 「各個別貸付未払金」とは、各個別貸付に係る元本、利息、遅延損害金、清算金その他本契約に基づき借入人が支払義務を負担する全ての金員をいう。
11. 「貸付義務」とは、第2条第2項に規定された、貸付人が借入人に対して金員を貸し付ける義務をいう。
12. 「貸付限度額」とは、各貸付人につき、本契約添付別表1の当該貸付人の「貸付限度額」の欄に記載された金額（但し、第2条第5項の規定に従って変更された場合には、当該

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
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変更された金額）をいう。

13. 「貸付債権」とは、各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）に係る債権をいう。

14. 「貸付不能期間」とは、借入人が、第8条第1項の通知を受領した日（同日を含む。）から、同条第2項の通知を受領する日（同日を含む。）までの期間をいう。

15. 「貸付不能事由」とは、①天災・戦争・テロ攻撃の勃発、②電気・通信・各種決済システムの不通・障害、③東京インターバンク市場において発生した円資金貸借取引を行い得ない事由、④その他貸付人の責によらない事由のうち、これにより本個別貸付の実行が不可能となったと多数貸付人（多数貸付人による意思結集が困難な場合はエージェント）が判断するものをいう。

16. 「借入申込書」とは、本契約添付別紙1の書式による申込書をいう。

17. 「基準期間」とは、利払日を開始日とし利払日を終了日とする利息計算期間については1ヶ月とし、その他の利息計算期間については、当該利息計算期間が1ヶ月の期間である場合には、1ヶ月をいい、当該利息計算期間が1週間を超え1ヶ月未満の期間である場合には、当該利息計算期間の開始日の2営業日前の午前11時又は午前11時に可及的に近い午前11時以降の時点において全銀協TIBOR運営機関が公表する日本円TIBOR（Telerate17097ページ又はその承継ページ）に表示される1週間又は1ヶ月に対応するレートのいずれか高い方のレートに対応する期間をいい、当該利息計算期間が1週間以下の期間である場合には、1週間をいう。

18. 「基準金利」とは、各利息計算期間について、当該利息計算期間の開始日の2営業日前の午前11時又は午前11時に可及的に近い午前11時以降の時点において全銀協TIBOR運営機関が公表する日本円TIBOR（Telerate17097ページ又はその承継ページ）のうち、当該利息計算期間に係る基準期間に対応した利率をいう。但し、何らかの理由でかかる利率が公表されない場合には、当該利息計算期間の開始日の2営業日前の午前11時又はそれに先立つ直近の時点で東京インターバンク市場における当該利息計算期間に係る基準期間に対応する期間の円資金貸借取引のオファードレートとしてエージェントが合理的に決定する利率（年率で表わされる。）とし、全銀協TIBOR運営機関が公表する日本円TIBOR（Telerate17097ページ又はその承継ページ）に表示される期間のうち当該利息計算期間に相当する期間がないときは、エージェントが合理的に決定する利率（年率で表わされる。）とする。なお、本号に規定された利率が0%を下回る場合には、基準金利は0%とする。

19. 「期中元本弁済日」とは、本契約添付別表2の返済スケジュールにおいて、「元本弁済日」欄に記載されたそれぞれの日（但し、満期日を除く。また、当該日が営業日以外の日に該当する場合には、その翌営業日とし、当該翌営業日が翌月となる場合には、前営業日とする。）をいう。

20. 「計算書類等」とは、次の①乃至④に規定されたものをいう。

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
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① 会社法第435条第2項に規定された各事業年度に係る計算書類（同項に規定された貸借対照表及び損益計算書並びに会社計算規則第59条第1項に規定された株主資本等変動計算書及び個別注記表をいう。）及び事業報告

② 実際に作成された会社法第441条第1項に規定された臨時計算書類（同項で定義された臨時決算日における貸借対照表及び当該臨時決算日の属する事業年度の初日から臨時決算日までの期間に係る損益計算書をいう。）

③ 会社法第444条第3項の規定により同条第1項に規定された各事業年度に係る連結計算書類（会社計算規則第61条に規定された連結貸借対照表、連結損益計算書、連結株主資本等変動計算書及び連結注記表をいう。以下、本号③において、同じ。）の作成が義務づけられる場合の当該連結計算書類及び実際に作成されたその他の会社法第444条第1項に規定された各事業年度に係る連結計算書類

④ 実際に作成された連結及び単体の貸借対照表、損益計算書、株主資本等変動計算書及び注記表

21. 「公租公課等」とは、日本において課せられ得る所得税、法人税、その他の税金等、全ての公租又は公課をいう。

22. 「個別貸付統合日」とは、コミットメント期限の後に最初に到来する利払日をいう。

23. 「コミットメント開始日」とは、2016年7月29日をいう。

24. 「コミットメント期間」とは、コミットメント開始日（同日を含む。）から全貸付人の貸付義務が終了する日（同日を含む。）までの期間をいう。

25. 「コミットメント期限」とは、2017年7月28日（但し、かかる日が営業日以外の日に当たるときはその前営業日）をいう。

26. 「コミットメントフィー」とは、貸付義務の対価として、借入人が貸付人に支払う手数料をいう。

27. 「コミットメントフィー計算期間」とは、コミットメント開始日を開始日（同日を含む。）とし、コミットメント期限を終了日（同日を含む。）とする期間をいう。但し、理由の如何にかかわらず、いずれかの貸付人に係る貸付義務がコミットメント期限より前の日に終了した場合には、当該貸付人に係るコミットメントフィー計算期間は当該日（同日を含む。）に終了する。

28. 「コミットメントフィー料率」とは、年率0.2%をいう。

29. 「参加割合」とは、貸付人毎に、本貸付（但し、個別貸付統合日より前の日である場合には、全ての本個別貸付）の元本残高に対する当該貸付人の各貸付（但し、個別貸付統合日より前の日である場合には、全ての各個別貸付）の元本残高の割合をいう。但し、全貸付人の貸付義務が終了する日までは、総貸付限度額に対する当該貸付人の貸付限度額の割合をいう。

30. 「実行希望日」とは、本個別貸付の実行がなされることを希望する日として借入人が借入申込書に記載するコミットメント期間内における営業日をいう。

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 3 －

31. 「実行日」とは、本個別貸付が実行された日をいう。

32. 「支払時限」とは、本契約上に弁済期日の定めのある場合における、かかる弁済期日の午前10時30分をいう。

33. 「シンジケート口座」とは、借入人が株式会社三菱東京ＵＦＪ銀行品川駅前支店に有する普通預金口座（口座番号：2034628、口座名義：株式会社ＦＲＯＮＴＥＯ)、又は借入人が開設しエージェントが承諾した株式会社三菱東京ＵＦＪ銀行本店若しくはいずれかの支店の口座をいう。

34. 「スプレッド」とは、年率0.45％をいう。

35. 「清算金」とは、利払日以外の日に各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の元本の弁済又は相殺がなされた場合における再運用利率が当該元本の弁済又は相殺がなされた日の属する利息計算期間の適用利率を下回る場合において、かかる弁済又は相殺がなされた元本金額に当該再運用利率と当該適用利率の差及び残存期間の実日数を乗じて算出された金額をいう。但し、当該金額は、法令等に反しない範囲の金額とする。なお、「残存期間」とは、弁済又は相殺がなされた日から次回利払日までの期間をいい、「再運用利率」とは、弁済又は相殺がなされた元本金額を残存期間にわたって東京インターバンク市場で再運用すると仮定した場合の利率として貸付人が合理的に決定した利率をいう。また、かかる清算金の算出方法は、後落しによる片端及び1年を365日とした日割計算とし、除算は最後に行い、1円未満は切り捨てる。

36. 「全貸付人」とは、第1回の本個別貸付の実行前においては全ての貸付人を総称していい、第1回の本個別貸付の実行後においては借入人に対して各個別貸付未払金（但し、個別貸付統合日及びそれ以降は、各貸付未払金）の支払請求権を有する全ての貸付人を総称していう。

37. 「総貸付限度額」とは、全貸付人の貸付限度額の合計金額をいう。

38. 「増加費用」とは、①法令等の制定、廃止若しくは変更、若しくはその解釈若しくは運用の変更、②準備金の設定若しくはその増額等、又は③会計上の規制若しくは運用の変更によって、貸付人の本契約上の貸付費用が増加した場合（但し、当該貸付人の課税所得の税率変更に起因する増加は除く。）における、当該貸付費用の増加分（当該貸付人が合理的に計算した金額による。）をいう。

39. 「増加費用発生貸付人」とは、増加費用が発生した貸付人をいう。

40. 「総未使用貸付限度額」とは、全貸付人の未使用貸付限度額の合計金額をいう。

41. 「損害等」とは、損害、損失及び費用等（弁護士費用を含む。）をいう。

42. 「多数貸付人」とは、意思結集基準時点における参加割合の合計が66.7％以上となる、単独又は複数の貸付人をいう。なお、「意思結集基準時点」とは、貸付人が多数貸付人による指示が必要な事由が発生したと判断した場合には、第26条第1項第1号の通知をエージェントが受領した時点をいい、エージェントが自ら多数貸付人による意思結集が必要であると判断した場合には、第26条第2項の通知をエージェントが発した時点を

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
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いう。

43. 「立替コスト」とは、エージェントが立替払いを行った場合において、立替払いを行った金額に調達利率及び立替期間の実日数を乗じて算出した金額をいう。なお、「立替期間」とは、エージェントが立替払いを行った日から当該立替払いに係る金額をエージェントが貸付人又は借入人から受領した日までの期間をいい、「調達利率」とは、立替払いを行った金額を立替期間にわたって調達する利率としてエージェントが合理的に決定した利率をいう。また、かかる立替コストの算出方法は、後落しによる片端及び1年を365日とした日割計算とし、除算は最後に行い、1円未満は切り捨てる。

44. 「立替払い」とは、弁済期日における借入人による弁済について、借入人からの弁済完了前に、第18条第1項乃至第5項に従い貸付人へ分配すべき金額相当額をエージェントが貸付人に対し支払う行為をいう。なお、借入人又は貸付人は、エージェントが立替払いを行うことについて一切異議を述べないものとする。

45. 「適格譲受人」とは、本契約締結日における貸付人、日本の銀行法若しくは長期信用銀行法に基づく免許を受けて銀行業を営む者、日本の保険業法に基づく生命保険業免許若しくは損害保険業免許を受けて生命保険業若しくは損害保険業を営む者、信用金庫、信金中央金庫、労働金庫、労働金庫連合会、各都道府県の信用農業協同組合連合会、農林中央金庫、信用協同組合、全国信用協同組合連合会、全国共済農業協同組合連合会又は株式会社商工組合中央金庫、信託業法に規定する信託会社及び貸金業法第3条第1項の登録を受けたリース会社をいう。

46. 「適用利率」とは、基準金利にスプレッドを加算した利率をいう。

47. 「弁済期日」とは、本貸付に係る元本については期中元本弁済日及び満期日をいい、利息については各利息計算期間の終了日である各利払日をいい、その他の金員については本契約に従って支払を行うべき日として定められる日をいう。

48. 「報告書等」とは、有価証券報告書、半期報告書、四半期報告書、臨時報告書、及び訂正報告書等の報告書をいう。

49. 「法令等」とは、条約、法律、条例、政令、省令、規則、告示、判決、決定、仲裁判断、通達及び関係当局の政策をいう。

50. 「本貸付」とは、各貸付の総体をいう。

51. 「本個別貸付」とは、同一の実行日に実行される各個別貸付の総体をいう。

52. 「満期日」とは、2022年7月29日（但し、当該日が営業日以外の日に該当する場合には、その翌営業日とし、当該翌営業日が翌月となる場合には、前営業日とする。）をいう。

53. 「未使用貸付限度額」とは、貸付人毎に、当該貸付人の貸付限度額から当該貸付人の実行済の各個別貸付（期限前弁済されたものも含む。）の元本合計金額を差し引いた金額をいう。

54. 「譲受人」とは、第29条第1項に従って貸付債権の譲渡を受ける者をいう。

55. 「譲渡人」とは、第29条第1項に従って貸付債権を譲渡する者をいう。

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56.　「利息計算期間」とは、本個別貸付毎に（但し、個別貸付統合日及びそれ以降は、本貸付毎に）、初回は当該本個別貸付の実行日から第1回利払日までの期間、第2回以降は、直前回の利払日から次回利払日までの各期間をいう。

57.　「利払日」とは、利息の支払日であって、第1回の実行日の翌日から満期日までの期間における毎月末日及び満期日（但し、当該利払日が営業日以外の日に該当する場合は、当該利払日は、その翌営業日とし、かかる営業日が翌月となるときは前営業日とする。）をいう。

(2)　本契約において1ヶ月の期間とは、起算日を開始日（同日を含む。）とし、その属する暦月の翌暦月に属する起算日の応当日を終了日（同日を含む。）とする期間をいい、その整数倍の月の期間もこれと同様の方法で計算する（但し、当該応当日が営業日でない場合には、その翌営業日を当該期間の終了日とし、これにより当該翌営業日が翌暦月に属する場合には、当該応当日の前営業日を当該期間の終了日とする。）。但し、起算日が暦月の最終営業日である場合には、当該期間の終了日は当該応当日の属する暦月の最終営業日とし、また起算日の応当日が当該期間の終了すべき暦月に存在しない場合には、当該暦月の最終営業日を当該期間の終了日とする。

(3)　本契約において1週間の期間とは、起算日を開始日（同日を含む。）として、翌週における当該起算日と同じ曜日を終了日（同日を含む。）とする期間をいう（但し、当該同じ曜日が営業日でない場合には、月越えするか否かにかかわらず、その翌営業日を当該期間の終了日とする。）。

第2条（貸付人の権利義務）

(1)　本契約に別段の定めがある場合を除き、貸付人は本契約に基づく権利を個別かつ独立して行使できる。

(2)　貸付人は、当該貸付人の貸付限度額を限度として金員を貸し付ける。

(3)　本契約で別途定める場合を除き、貸付人の本契約に基づく義務は個別かつ独立したものであり、貸付人は他の貸付人がかかる義務を履行しないことを理由に自らの本契約に基づく義務を免れないものとする。また、貸付人は、他の貸付人が本契約に基づく義務を履行しないことについて一切責任を負わないものとする。

(4)　貸付人が貸付義務に違反していずれかの実行希望日に当該実行希望日に係る各個別貸付を行わなかった場合、当該貸付人は、かかる貸付義務違反により借入人が被った全ての損害等を、借入人から請求があり次第、直ちに補償する。但し、かかる損害等の借入人に対する補償は、当該実行希望日に当該各個別貸付が行われなかったために別途借入を行った場合に借入人が当該実行希望日（同日を含む。）から最初の利払日（同日を含まない。）までの期間について支払を要した、又は要するであろう利息その他の費用から、当該実行希望日に当該各個別貸付が行われた場合に当該実行希望日（同日を含む。）から最初の利払日（同日を含まない。）までの期間について借入人が支払を要したであろう利息その他の費用を差

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し引いた金額を上限とする。

(5) 借入人は、コミットメント期間中において、エージェントに対して10営業日前までに通知を行うことにより、貸付義務の全部を終了させ、又は総未使用貸付限度額未満の金額の範囲内で総貸付限度額の一部を減額させることができる。総貸付限度額の一部を減額させる場合の当該減額に係る金額は、5,000万円以上であって5,000万円の整数倍の金額で、かつ総未使用貸付限度額未満の金額とする。総貸付限度額の一部が減額される場合には、貸付人の貸付限度額は、当該時点における当該貸付人の参加割合に応じて按分してそれぞれ減額される。エージェントは、借入人より当該通知を受領した場合には、遅滞なく貸付人に対してその旨を通知する。借入人は、当該通知を取り消すことができず、貸付義務の全部の終了又は総貸付限度額の一部の減額は、当該通知において示す当該終了又は減額を希望する日をもってその効力を生じる。

第3条（資金使途）

借入人は、本個別貸付により調達した金員を運転資金としてのみ使用する。なお、エージェント及び各貸付人は、本個別貸付の実際の資金使途につき、それを監督し、検討する義務を負わない。

第4条（本個別貸付の申込）

(1) 借入人が、本個別貸付の実行を希望する場合は、実行希望日の3営業日前の正午までに、借入申込書をエージェントに提出する方法により、全貸付人に対し本個別貸付の申込の意思表示を行う。借入申込書の提出は、借入申込書をファクシミリにて送付し、エージェントがこれを受領していることを電話にて確認する方法により行う。

(2) 借入申込書に記載される本個別貸付の金額は、5,000万円以上でかつ1,000万円単位又は総未使用貸付限度額とし、かつ、全貸付人について、当該本個別貸付の金額から算出される各個別貸付実行金額は、借入申込書記載の実行希望日における貸付人の未使用貸付限度額を上回らない額とする。

(3) 同一の実行希望日における本個別貸付の実行件数は1件までとする。

(4) 本条第1項に基づく本個別貸付の申込の意思表示は、エージェントが本条第1項の規定に従って借入申込書を受領したときに全貸付人に対する関係で効力を生じるものとする。なお、借入人は、エージェントによる借入申込書の受領後は、いずれの貸付人に対する関係においても、その事由の如何を問わず、本条第1項に基づく本個別貸付の申込を取り消し、又は変更することはできないものとする。エージェントが借入人から借入申込書を受領した場合には、エージェントは実行希望日の3営業日前までに、全貸付人に対して借入申込書の写しを送付することにより借入人による本個別貸付の申込の事実及びその内容を通知する。

第5条（各個別貸付実行の前提条件）

各貸付人は、次の各号に定める条件が各実行希望日において全て充足されることを条件に（但し、

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第7条第1項に基づく通知の有無を問わない。）当該実行希望日に係る各個別貸付を実行する。なお、かかる条件充足の判断は貸付人毎に行い、他の貸付人及びエージェントは、当該貸付人の判断及び各個別貸付の不実行について一切の責任を負わない。

① 本個別貸付の申込が前条第1項乃至第3項の要件を満たしていること。

② 全貸付人の貸付義務が第8条第3項により免除されていないこと。

③ 第19条各号記載の事項がいずれも真実かつ正確であること。

④ 借入人が本契約の各条項に違反しておらず、また、当該実行希望日以降においてかかる違反が生じるおそれのないこと。

⑤ 借入人が以下の全ての書類を本契約締結日にエージェントに提出し、その内容にエージェント及び全貸付人が満足すること。

(a) 本契約に記名捺印する借入人代表者の印鑑証明書（但し、本契約締結日前3ヶ月以内に発行されたもの）

(b) 借入人の商業登記簿謄本又は現在事項全部証明書若しくは履歴事項全部証明書（但し、本契約締結日前3ヶ月以内に発行されたもの）

(c) エージェント所定の様式の借入人の印鑑又は署名の届出

(d) 本契約添付別紙2の書式による確認書（借入人が本契約の締結及び本契約に基づく借入について法令等及び借入人の社内規則に従って必要となる全ての手続を完了していることを証明する書類で、権限のある役職員の認証のあるもの）

⑥ 当該貸付人の貸付義務が本契約の規定に従って終了していないこと。

第6条（本個別貸付の実行）

(1) 貸付人は、第4条に従って本個別貸付の申込を受け、第7条第1項に基づく通知を行わず、かつ、前条各号に定める条件が各実行希望日において全て充足される場合、当該実行希望日に係る各個別貸付実行金額を当該実行希望日にシンジケートロ座に入金する（但し、貸付人は、当該入金のためのシンジケートロ座に対する送金手続を、当該実行希望日の午前11時までに完了する。）。貸付人が当該実行希望日に係る各個別貸付実行金額をシンジケートロ座へ入金した時点をもって、当該貸付人について当該実行希望日に係る各個別貸付の実行がなされたものとする。

(2) 前項に基づき本個別貸付が実行された場合、借入人は、直ちにエージェントに本個別貸付の金額及び当該本個別貸付に係る各個別貸付の明細を記載した本契約添付別紙3の書式による領収書を送付する。また、エージェントは、かかる領収書を受領した場合には、速やかにその写しを当該各個別貸付を実行した貸付人に交付する。なお、エージェントは、当該各個別貸付に係る各個別貸付未払金（但し、個別貸付統合日及びそれ以降は、各貸付未払金）の全額について弁済を受けるまで、当該貸付人のためにかかる領収書の原本を保管する。

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第7条（各個別貸付の不実行）

(1) 第5条の条件の全部又は一部が充足されないことを理由に、いずれかの各個別貸付を実行しないことを決定した貸付人（以下、「不実行貸付人」という。）は、当該各個別貸付に係る実行希望日の前営業日の午後5時までに、その旨を理由を付してエージェント、借入人及び他の全ての貸付人に通知できる。但し、第5条の条件が全て充足されているにもかかわらず、かかる通知がなされ、当該各個別貸付が実行されなかった場合には、不実行貸付人は貸付義務違反による責任を免れることはできない。

(2) 不実行貸付人が各個別貸付を実行できなかったことにより、当該不実行貸付人又はエージェントに損害等が発生した場合には、借入人がこれを負担する。但し、当該各個別貸付を実行しないことが不実行貸付人の貸付義務違反にあたる場合には、この限りではない。

第8条（貸付人の免責）

(1) 貸付人について貸付不能事由が発生した場合、エージェントは、その旨を書面にて直ちに借入人及び全貸付人に通知する。

(2) 前項による通知がなされた後に、多数貸付人（多数貸付人による意思結集が困難な場合はエージェント）がかかる貸付不能事由が解消したと判断した場合には、エージェントは、かかる貸付不能事由が解消した旨を直ちに借入人及び全貸付人に通知する。

(3) 貸付不能期間中は、全貸付人の貸付義務は免除される。

第9条（増加費用及び違法性）

(1) 増加費用発生貸付人は、エージェントを通じた書面による借入人に対する通知により、借入人による増加費用の負担を請求することができ、当該請求があった場合には、借入人は当該増加費用を当該増加費用発生貸付人に対して支払う。

(2) 借入人は、前項に規定された請求を受けた場合には、エージェント及び全貸付人に対して通知することにより、当該通知に記載された日（但し、当該通知から10営業日以上後の日とする。以下、本条において、「貸付義務終了・増加費用期限前弁済希望日」という。）において、当該増加費用発生貸付人の貸付義務が終了していない場合には当該貸付義務を終了させ、かつ当該増加費用発生貸付人の各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の元本残高が存在する場合には当該元本残高の全額を期限前弁済することができる。この場合で、当該増加費用発生貸付人の貸付義務が終了しておらず、かつ当該増加費用発生貸付人の各個別貸付の元本残高が存在するときには、借入人が当該増加費用発生貸付人の貸付義務の終了又は当該増加費用発生貸付人の各個別貸付の元本残高の期限前弁済のうち、いずれか一方のみを希望することは認められない。

(3) 前項第1文に規定する借入人による通知がなされた場合には、当該通知に係る貸付義務終了・増加費用期限前弁済希望日をもって、当該増加費用発生貸付人の貸付義務は消滅する。また、この場合、借入人は、本契約に基づき増加費用発生貸付人に対して負担する全ての

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債務（貸付義務終了・増加費用期限前弁済希望日の翌日以降に弁済期日の到来する全ての各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の元本の全額、当該元本に関して当該貸付義務終了・増加費用期限前弁済希望日（同日を含む。）までの期間に発生する利息及び増加費用発生貸付人が通知する清算金（もしあれば）、並びに負担を請求された増加費用を含む。）を、増加費用発生貸付人に対し、当該貸付義務終了・増加費用期限前弁済希望日に、第17条の規定に従い支払う。

(4) 本契約の締結及び履行並びにそれに基づく取引が、いずれかの貸付人を拘束する法令等に反することとなった場合、当該貸付人は、エージェントを通じて借入人に対してその旨を通知することにより、①貸付義務の維持、各個別貸付の実行又は各個別貸付を行うための資金調達が違法とされるときには、当該違法とされる日の前日をもって当該貸付人の貸付義務を終了させることができ、及び②既に実行された各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の維持が当該各個別貸付（但し、個別貸付統合日及びそれ以降は、当該各貸付）に係る弁済期日又はそれ以前の日において違法とされるときには、違法とされる日の前日（但し、当該法令等において弁済すべき期限につき規定されている場合には、当該法令等によって規定された日）に当該各個別貸付（但し、個別貸付統合日及びそれ以降は、当該各貸付）の弁済期日が到来したとみなして、当該各個別貸付（但し、個別貸付統合日及びそれ以降は、当該各貸付）の各個別貸付未払金（但し、個別貸付統合日及びそれ以降は、各貸付未払金）の全額の支払を借入人に対して請求することができる。

第10条（元本弁済）

(1) 個別貸付統合日において、貸付人毎に、当該貸付人の全ての各個別貸付を、1本の貸付（以下、「各貸付」という。）とする。

(2) 借入人は、本貸付の元本を、本貸付に係る全ての貸付人に対して、本契約添付別表2の返済スケジュールに従って、各期中元本弁済日及び満期日に、個別貸付統合日における本貸付の元本金額を均等に60回に分割した額（但し、1円未満の端数が発生した場合には、これを切り捨てることとし、満期日の元本返済額は、本貸付の元本金額から各期中元本弁済日の元本返済額の合計額を差し引いた金額とする。）で第17条の規定に従い支払う。各期中元本弁済日に各貸付人に対して返済される金額は、借入人が本貸付に係る全ての貸付人に対して当該期中元本弁済日に返済すべき本貸付の元本金額を、個別貸付統合日における当該貸付人の参加割合に応じて按分した金額とし、満期日に各貸付人に対して返済される金額は、満期日における当該貸付人の各貸付の元本の残額とする。

第11条（利息）

(1) 借入人は、貸付人毎の各利息計算期間における当該利息計算期間に係る各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の未返済の元本金額に、当該利息計算期間の適用利率及び当該利息計算期間の実日数を乗じて算出した利息の合計額を、当該利息計算期

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間の終了日である利払日に、第17条の規定に従い支払う。

(2) 前項の利息の算出方法は、後落しによる片端及び1年を365日とした日割計算とし、除算は最後に行い、1円未満は切り捨てる。

第12条（期限前弁済）

(1) 借入人は、第10条の規定に従っていずれかの期中元本弁済日又は満期日に支払うべき本貸付（但し、個別貸付統合日より前の日の場合には、本個別貸付）の元本の全部又は一部を当該期中元本弁済日又は満期日より前に弁済（以下、本条において、「期限前弁済」という。）することはできない。但し、第9条に基づく場合又は次項以下の手続に従って、借入人が全貸付人及びエージェントから書面による事前の承諾を得た場合はこの限りではない。

(2) 期限前弁済を希望する場合には、借入人は期限前弁済を希望する日（以下、本条において、「期限前弁済希望日」という。）の15営業日前までに、エージェントに対して、(a)期限前弁済を希望する本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本金額（当該金額は当該本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本残高の全額又は5,000万円以上1,000万円単位でなければならない。期限前弁済を希望する元本金額が当該本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本残高の全額ではない場合には、当該金額は、貸付人の当該本個別貸付に係る各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の元本残高の割合に応じて按分して当該貸付人に期限前弁済される。）、(b)期限前弁済を希望する元本金額に関し、期限前弁済希望日（同日を含む。）までの期間に発生する利息（以下、本条において、「経過利息」という。）全額について同日支払う旨、及び(c)期限前弁済希望日を書面にて通知する。エージェントは、借入人から通知を受けた後、直ちに、本項(a)乃至(c)の内容を全貸付人に通知し、当該貸付人は期限前弁済希望日の10営業日前までに、エージェントに対し、かかる期限前弁済の諾否を通知する。なお、いずれかの貸付人からエージェントに対し期限前弁済希望日の10営業日前までにかかる通知が到達しないときは、当該貸付人はかかる期限前弁済を承諾しなかったものとみなす。エージェントは、期限前弁済希望日の8営業日前までに、期限前弁済の可否を判定し、これを借入人及び全貸付人に通知する。

(3) 前項に従い期限前弁済が承諾された場合において、期限前弁済希望日が利払日以外のときには、全貸付人は清算金の金額を期限前弁済希望日の2営業日前までに借入人及びエージェントに通知するものとする。借入人は、期限前弁済される本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本並びに経過利息及び清算金（もしあれば）の合計金額を、期限前弁済希望日に、第17条の規定に従い支払う。なお、かかる期限前弁済が行われても、その後に実行日が到来する各個別貸付に関する各貸付人の貸付義務は何ら影響を受けない。

(4) 本条の規定に基づき本貸付の元本の一部が期限前弁済された場合、本契約添付別表2の返済スケジュールに記載された各元本弁済日に貸付人に対して返済すべき元本金額のうち、弁

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済期日の遅い元本から順に充当されるものとする。

第13条（遅延損害金）

(1) 借入人は、貸付人又はエージェントに対する本契約上の債務の履行を遅滞した場合には、当該債務を履行すべき日（同日を含む。）から当該履行を遅滞した債務（以下、本項において、「履行遅滞債務」という。）の全てを履行した日（同日を含む。）までの期間につき、履行遅滞債務の金額に、年率14%の割合（但し、法令等に反しない限りとする。）を乗じて算出した遅延損害金を、エージェントから請求を受け次第、直ちに、第17条の規定に従い支払う。

(2) 前項の遅延損害金の算出方法は、両端及び1年を365日とした日割計算とし、除算は最後に行い、1円未満は切り捨てる。

第14条（コミットメントフィー）

(1) 借入人は、貸付人に対して、コミットメントフィー計算期間における当該貸付人に係る未使用貸付限度額の平均残高に対してコミットメントフィー料率を乗じた金額のコミットメントフィーを、コミットメントフィー計算期間の終了日から5営業日以内のエージェントが借入人及び全貸付人に対して通知するいずれかの日に支払う。貸付人の各個別貸付の実行又は第2条第5項の規定に従った貸付限度額の変更がなされた場合には、当該実行又は変更がなされた日における当該貸付人の各未使用貸付限度額は、当該実行又は変更により変更された各未使用貸付限度額とする。エージェントによる本契約上のコミットメントフィーの計算は、明白な誤りのない限り、確定的であり拘束力を有する。

(2) 前項の規定にかかわらず、第8条第3項の規定に従って全貸付人の貸付義務が免除される場合には、借入人は、全貸付人に対して、その貸付不能期間に対応するコミットメントフィーを支払う義務を負わない。

(3) 本条第1項の規定にかかわらず、借入人は、いずれかのノンバンク貸付人（貸金業法第3条第1項の登録を受けた貸付人をいう。以下、本項において、同じ。）に関して、コミットメントフィー計算期間の終了日において、次に掲げる計算式により算出される数値（百分率で表される。）が年率で15%を超えた場合には、当該ノンバンク貸付人に対して、次に掲げる計算式により算出される数値が年率で15%を超えた部分に係る利息及びコミットメントフィーを支払う義務を負わない。なお、エージェントは、当該計算式により算出される数値が年率で15%を超えるかどうかを確認する義務を負わない。

計算式：（当該ノンバンク貸付人に対して支払うべきコミットメントフィーの合計金額＋当該ノンバンク貸付人に係る全ての各個別貸付に係る利息及び清算金の合計金額）÷（当該ノンバンク貸付人に係る全ての各個別貸付の平均元本残高の合計金額）×365÷（コミットメントフィー計算期間の実日数）（%）

(4) 本条第1項に基づくコミットメントフィーの算出方法は、両端及び1年を365日とした日割計

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算とし、除算は最後に行い、1円未満は切り捨てる。

第15条（エージェントフィー）

借入人は、エージェントが本契約に定めるエージェント業務を行うことに関して、借入人とエージェントが別途合意するところによりエージェントフィーを支払わなければならない。

第16条（諸経費及び公租公課等）

(1) 本契約及びこれに関連する書類の作成、変更又は修正に関して発生する全ての費用（弁護士費用を含む。）、並びに貸付人又はエージェントが本契約及びこれに関連する書類に基づき権利の確保若しくは実行又は義務の履行を行うに際して発生する全ての費用（弁護士費用を含む。）は、法令等に反しない限り、全て借入人の負担とし、貸付人又はエージェントがこれを借入人に代わって負担した場合には、借入人は、エージェントから請求を受け次第、直ちに、第17条の規定に従い支払う。

(2) 本契約書及びこれに関連する書類の作成、変更又は執行等に関して発生する印紙税その他これに類する公租公課等は、全て借入人の負担とし、貸付人又はエージェントがこれを借入人に代わって負担した場合には、借入人は、エージェントから請求を受け次第、直ちに、これを第17条の規定に従い支払う。

第17条（借入人の債務の履行）

(1) 借入人は、本契約上の債務を弁済するために、本契約上に弁済期日の定めのあるものは支払時限までに、本契約上に弁済期日の定めのないものはエージェントから請求を受け次第、直ちに、法令等に反しない範囲で、エージェント口座へ入金するものとする。かかる場合、エージェント口座に入金した時点をもって、借入人のエージェント又は貸付人に対する債務の履行があったものとする。

(2) 本契約に別段の定めがある場合を除き、前項に反して、借入人は本契約上の債務についてエージェント以外の貸付人に直接支払うことはできない。かかる支払を受けた貸付人は、受領した金員を直ちにエージェントに支払い、エージェントによる当該金員の受領をもって、当該金員についての債務の履行があったものとする。また、借入人は、エージェント及び全貸付人が書面により事前に承諾しない限り、代物弁済により本契約上の債務の履行をなすことはできない。

(3) 本契約に基づく借入人による支払は、以下の順序で充当される。

① 本契約上借入人が負担すべきものとされる費用等のうち、エージェントが借入人に代わって負担しているもの及びエージェントフィー並びにこれらに係る遅延損害金

② 本契約上借入人が負担すべきものとされる費用等のうち、第三者に支払うべきもの

③ 本契約上借入人が負担すべきものとされる費用等のうち、貸付人が借入人に代わって負担しているもの及びこれに係る遅延損害金

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④　遅延損害金（本項第1号及び第3号に規定された遅延損害金を除く。）及び清算金
⑤　コミットメントフィー
⑥　本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の利息
⑦　本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本

(4) 前項の充当に際し、充当額がいずれかの号目の金額に満たない場合、最初に満たなくなった号目（以下、「不足号目」という。）については、先順位までの号目に充当した後の残余額を、かかる不足号目に関して借入人が負担する期限の到来した個々の支払債務毎の金額の割合に応じて按分し、充当するものとする。

(5) 借入人は、本契約に基づく債務の支払につき、法令等により要求される場合を除き、公租公課等を控除してはならない。借入人が支払うべき金額から公租公課等を控除しなければならない場合には、借入人は、貸付人又はエージェントが公租公課等を課せられない場合に受領できる金額を受領できるように必要な金額を追加して支払うものとする。かかる場合、借入人は、源泉徴収に係る日本の租税当局その他の監督官庁により発行された納税証明書を、支払を行った日より30日以内に当該貸付人又はエージェント宛直接送付する。

第18条（貸付人への分配）

(1) エージェントは、前条に基づき借入人から支払を受けた金額から、前条第3項第1号及び第2号に相当する金額を差し引いた後、なお残余がある場合には、本条の規定に従いかかる残余を直ちに貸付人に分配する。

(2) 本条に基づくエージェントによる貸付人への分配に先立ち、(a)貸付債権に係る仮差押え、保全差押え、若しくは差押えの命令が借入人へ送達された場合、(b)貸付債権に係る譲渡が行われた場合、又は(c)第三者弁済が行われた場合には、借入人、エージェント及び貸付人間における権利義務関係等は、以下の規定に従うものとする。

(a) ①　エージェントが、第20条第5項に基づき貸付債権につき仮差押え、保全差押え、又は差押えの命令の送達を受けたことについての通知を借入人から受領する前に、本条に基づく貸付人への分配を完了した場合。

この場合、エージェントによるかかる分配行為により、仮差押権者、保全差押権者、差押権者、借入人、貸付人又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人が自らの費用と責任で処理するものとする。エージェントがかかる分配行為に起因して損害等を被った場合には、借入人が補償するものとする。

②　エージェントが、前条第1項及び第2項の規定に従った借入人による債務の履行後、本条に基づく貸付人への分配を完了する前に、かかる分配に係る貸付債権につき第20条第5項に基づき仮差押え、保全差押え、又は差押えの命令の送達を受けたことについての通知を借入人から受領した場合。

この場合、(i)エージェントは、かかる通知に係る金員については、本条に基

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づく分配を留保することができ、その他エージェントが合理的と認める方法に従い対応することができるものとする。また、(ii)エージェントは、かかる通知に係る金員以外の借入人から支払を受けた金員を、前条第3項及び第4項に規定された充当方法に従って、分配するものとする。エージェントが本号(i)の規定に従って行った対応、又は本号(ii)に基づくエージェントによる分配行為により、仮差押権者、保全差押権者、差押権者、借入人、貸付人又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人が自らの費用と責任で処理するものとする。エージェントがかかる分配対応又は分配行為に起因して損害等を被った場合には、借入人が補償するものとする。

③ エージェントが、前条第1項及び第2項の規定に従った借入人による債務の履行より前に、第20条第5項に基づき仮差押え、保全差押え、又は差押えの命令の送達を受けたことについての通知を借入人から受領した場合。

この場合、エージェントは、当該通知に係る債権が存在しないものとして前条第3項及び第4項に規定された充当方法に従って、分配する。エージェントによる分配行為により、仮差押権者、保全差押権者、差押権者、借入人、貸付人又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人が自らの費用と責任で処理するものとする。エージェントがかかる分配行為に起因して損害等を被った場合には、借入人が補償するものとする。

(b) 譲渡人及び譲受人が連名で貸付債権に係る譲渡の事実を、第29条第1項に従って、エージェントに対して通知した場合。なお、第28条の規定に従って貸付債権が譲渡された場合には、譲渡人を地位譲渡人、譲受人を地位譲受人と読み替えて、本号が適用される。

この場合、エージェントは、かかる通知を受領後、直ちに当該譲受人をかかる貸付債権に係る債権者として取り扱うために必要な一切の事務手続を開始するものとし、エージェントは、かかる事務手続が完了した旨を借入人、譲渡人及び譲受人に対して自ら通知するまで、従前の貸付人を有効な貸付人として取り扱えば免責されるものとする。エージェントによるかかる取扱により、譲受人又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人及びかかる貸付債権に係る譲渡人が、自らの費用と責任で処理するものとする。エージェントが本号に起因して損害等を被った場合には、借入人及びかかる貸付債権に係る譲渡人が連帯して補償するものとする。

(c) 第30条第2項の規定に従って弁済した第三者及び当該弁済を受けた貸付人が連名で、又は借入人が単独で、第三者弁済の事実を、第30条第2項に従って、エージェントに対して通知した場合。

この場合、エージェントは、かかる通知のいずれか一方を受領後、直ちに当該第三

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者が取得する求償権及び代位により取得する債権を当該弁済に係る貸付債権と同様に取り扱うために必要な一切の事務手続を開始するものとし、エージェントは、かかる事務手続が完了した旨を借入人、かかる第三者及びかかる第三者弁済を受領した貸付人に対して自ら通知するまで、第三者弁済が行われていないものとして取り扱えば免責されるものとする。エージェントによるかかる取扱により、当該第三者又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人及びかかる第三者弁済を受領した貸付人が、自らの費用と責任で処理するものとする。エージェントが本号に起因して損害等を被った場合には、借入人及びかかる第三者弁済を受領した貸付人が連帯して補償するものとする。

(3) エージェントが貸付人に対して行う分配は、前条第3項第3号乃至第7号の順に行う。分配すべき金額に不足号目が発生した場合における、かかる不足号目の充当及び分配については、前条第4項の規定に従う。この場合、各貸付人は、前条第3項及び第4項の規定にかかわらず、その裁量により、当該分配された額について借入人の当該貸付人に対する債務の弁済への充当の順序及び方法を決定することができるものとし、借入人はかかる決定に対して異議を述べない。但し、いずれかの貸付人が前条第3項及び第4項の規定とは異なる順序の弁済の充当を行った場合でも、エージェントは、当該貸付人は前条第3項及び第4項の規定に従って充当を行ったものとみなすことができ、以降、エージェントは、全貸付人が前条第3項及び第4項の規定に従って充当したことを前提にして各貸付人に分配することができ、当該分配を行う限り、当該分配額が各貸付人の充当した金額と相違していても、エージェントは何らの責任も負わない。

(4) 借入人による前条第1項に規定する入金が支払時限より遅延した場合には、エージェントは同日中に本条第1項に定める分配を行う義務を負わない。この場合、エージェントは、借入人より入金を受けた後直ちにかかる分配を行うものとし、これにより貸付人又はエージェントに損害等が発生した場合には、借入人がこれを負担する。

(5) エージェントの請求があり、かつかかる請求が合理的な理由に基づく場合には、かかる請求を受けた貸付人は、自らが借入人に対して有する本契約上の債権の金額（内訳を含む。）を直ちに通知する。この場合、本条第1項に定める分配を行う義務は、かかる通知の全てがエージェントに到達した時点でエージェントに発生する。かかる通知が合理的な理由なく遅延したことにより、貸付人又はエージェントに損害等が発生した場合には、かかる通知を怠った貸付人がこれを負担する。

(6) エージェントは、貸付人に対する分配を立替払いにより行うことができる（但し、義務はない。）。当該立替払いは、借入人の債務の履行を意味しない。立替払いが行われた場合において、借入人が支払時限までに当該立替払いに係る債務を履行しないときは、本項に基づいて立替払いにより分配を受けた貸付人は、かかる立替払いを受けた金額を、エージェントから返還請求を受け次第直ちにエージェントに返還する。また、貸付人は、エージェントより請求があり次第、直ちにエージェントにかかる立替払いに要した立替コストを立

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替払いを受けた金額に応じて支払うものとする。貸付人がエージェントに対して当該立替コストを支払った場合には、借入人は、当該貸付人に対して、当該立替コストを補償する。また、第20条第5項に基づき仮差押え、保全差押え、又は差押えの命令の送達を受けたことについての通知を借入人から受領する前にエージェントが貸付人に対する分配の立替払い手続を完了させていた場合には、エージェントによるかかる分配の立替払いにより、仮差押権者、保全差押権者、差押権者、借入人、貸付人又はその他の第三者に損害等が発生した場合も、エージェントはこれらに関する責任を一切負担せず、借入人が自らの費用と責任で処理するものとする。エージェントがかかる分配の立替払いに起因して損害等（本項第3文及び第4文で規定された貸付人がエージェントに対して返還又は支払を行うべき金員の返還又は支払を行わない場合の当該返還又は支払されない金員を含むが、これに限定されない。）を被った場合には、借入人が補償するものとする。

第19条（借入人による表明及び保証）

借入人は、貸付人及びエージェントに対し、本契約締結日、コミットメント開始日及び各実行日において次の各号に記載された事項が真実に相違ないことを表明及び保証する。

① 借入人は、日本法に準拠して適法に設立され、かつ現在有効に存続する株式会社であること。

② 借入人による本契約の締結及び履行並びにそれに基づく取引は、借入人の会社の目的の範囲内の行為であり、借入人はこれらについて法令等、借入人の定款その他の社内規則において必要とされる全ての手続を完了していること。

③ 借入人による本契約の締結及び履行並びにそれに基づく取引は、(a)借入人を拘束する法令等に反することはなく、(b)借入人の定款その他の社内規則に反することはなく、また、(c)借入人を当事者とする、又は借入人若しくはその財産を拘束する第三者との契約に反するものではないこと。

④ 借入人を代表して本契約に署名又は記名捺印する者は、法令等、借入人の定款その他の社内規則で必要とされる手続に基づき、借入人を代表して本契約に署名又は記名捺印する権限を付与されていること。

⑤ 本契約は、借入人に対して適法で有効な拘束力を有し、その各条項に従い履行強制可能なものであること。

⑥ 借入人が作成する計算書類等（法令等により当該計算書類等について監査を行う義務がある場合及びその他監査を行った場合には、監査済の計算書類等）（但し、借入人が報告書等を作成した場合には、報告書等）は、日本国において一般に公正妥当と認められている会計基準に照らして正確で、かつ適法に作成されており、法令等により当該計算書類等について監査を受ける義務がある場合については、必要な監査を受けていること。

⑦ 本契約に関して借入人からエージェント若しくは貸付人に提供された情報に関する借

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入人の本契約に基づく義務の履行に重大な影響を与える可能性がある重要な変更、又は2016年3月に終了する決算期終了以降、同決算期の借入人が作成した計算書類等（法令等により当該計算書類等について監査を行う義務がある場合及びその他監査を行った場合には、監査済の計算書類等）（但し、借入人が報告書等を作成した場合には、報告書等）及びその他の会計書類に示された借入人の事業、財産若しくは財政状態を低下させ、借入人の本契約に基づく義務の履行に重大な影響を与える可能性がある重要な変更は発生していないこと。

⑧ 借入人に関して、本契約上の義務の履行に重大な悪影響を及ぼす、又は及ぼす可能性のあるいかなる訴訟、仲裁、行政手続その他の紛争も開始されておらず、かつ開始されるおそれのないこと。

⑨ 第21条第1項各号若しくは第2項各号に規定する事由、又は通知若しくは時間の経過若しくはその両者によりかかる事由を構成する事由が発生しておらず、かつ発生するおそれのないこと。

⑩ 借入人は、以下の(a)乃至(n)のいずれにも該当しないこと。

(a) 暴力団（その団体の構成員（その団体の構成団体の構成員を含む。）が集団的に又は常習的に暴力的不法行為等を行うことを助長するおそれがある団体をいう。以下、本号において、同じ。）

(b) 暴力団員（暴力団の構成員をいう。以下、本号において、同じ。）

(c) 暴力団員でなくなった時から5年を経過しない者

(d) 暴力団準構成員（暴力団員以外の暴力団と関係を有する者であって、暴力団の威力を背景に暴力的不法行為等を行うおそれがあるもの、又は暴力団若しくは暴力団員に対し資金、武器等の供給を行うなど暴力団の維持若しくは運営に協力し、若しくは関与するものをいう。以下、本号において、同じ。）

(e) 暴力団関係企業（暴力団員が実質的にその経営に関与している企業、暴力団準構成員若しくは元暴力団員が経営する企業で暴力団に資金提供を行うなど暴力団の維持若しくは運営に積極的に協力し若しくは関与する企業又は業務の遂行等において積極的に暴力団を利用し暴力団の維持若しくは運営に協力している企業をいう。）

(f) 総会屋等（総会屋、会社ゴロ等企業等を対象に不正な利益を求めて暴力的不法行為等を行うおそれがあり、市民生活の安全に脅威を与える者をいう。）

(g) 社会運動等標ぼうゴロ（社会運動若しくは政治活動を仮装し、又は標ぼうして、不正な利益を求めて暴力的不法行為等を行うおそれがあり、市民生活の安全に脅威を与える者をいう。）

(h) 特殊知能暴力集団等（上記(a)乃至(g)に掲げる者以外の、暴力団との関係を背景に、その威力を用い、又は暴力団と資金的なつながりを有し、構造的な不正の中核となっている集団又は個人をいう。）

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(i)　その他上記(a)乃至(h)に準ずる者

(j)　上記(a)乃至(i)に該当する者（以下、本号において、「暴力団員等」という。）が経営を支配していると認められる関係を有する者

(k)　暴力団員等が経営に実質的に関与していると認められる関係を有する者

(l)　自己、自社若しくは第三者の不正の利益を図る目的又は第三者に損害を加える目的をもってするなど、不当に暴力団員等を利用していると認められる関係を有する者

(m)　暴力団員等に対して資金等を提供し、又は便宜を供与するなどの関与をしていると認められる関係を有する者

(n)　役員又は経営に実質的に関与している者が暴力団員等と社会的に非難されるべき関係を有する者

第20条（借入人の確約）

(1) 借入人は、本契約締結日以降、借入人が貸付人及びエージェントに対する本契約上の全ての債務の履行を完了するまで、次の各号について自らの費用で行うことを確約する。

① 第21条第1項各号若しくは第2項各号に規定する事由又は通知若しくは時間の経過若しくはその両者により当該事由を構成する事由が発生した場合、又は発生するおそれがある場合には、直ちにその旨をエージェント及び全貸付人に報告すること。

② 借入人が計算書類等を作成した場合には、速やかに当該計算書類等の写しを、エージェント及び全貸付人に提出すること。但し、借入人が報告書等を作成した場合には、当該計算書類等の写しに代えて、所管財務局長に提出した時点で速やかに報告書等の写しをエージェント及び全貸付人に提出すること。なお、借入人が報告書等の電子開示を、金融商品取引法に基づく有価証券報告書等の開示書類に関する電子開示システム（金融商品取引法第27条の30の2に規定された開示用電子情報処理組織）(EDINET)により行った場合には、当該開示を行った時点をもってかかる写しの提出がなされたものとみなされる。また、エージェント又はいずれかの貸付人が報告書等の写しの提出を請求した場合には、借入人は、速やかに当該写しを当該エージェント又は貸付人に提出すること。また、当該計算書類等（但し、借入人が報告書等を作成した場合には、報告書等）を作成する場合には、日本国において一般に公正妥当と認められている会計基準に照らして正確で、かつ適法に作成し、法令等により当該計算書類等について監査を受ける義務がある場合については、必要な監査を受けること。

③ 借入人が本契約締結日又はそれ以降に終了する決算期に係る計算書類等又は報告書等を作成した場合には、速やかに第30条第1項に規定された事項の遵守状況を確認することができる本契約添付別紙4の様式による書面を、エージェント及び全貸付人に提出すること。

④ エージェント又はエージェントを通じて貸付人が請求した場合は、借入人並びにその

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子会社及び関連会社の財産、経営又は業況について直ちにエージェント及び全貸付人に報告し、また、それらについての調査に必要な便益を提供すること。

⑤ 借入人若しくはその子会社若しくは関連会社の財産、経営若しくは業況について重大な変化が発生した場合若しくは時間の経過によりかかる変化が発生するおそれがある場合、又は借入人に関して本契約上の義務の履行に重大な影響を及ぼす若しくは及ぼす可能性のある訴訟、仲裁、行政手続若しくはその他の紛争が開始された場合若しくは開始されるおそれがある場合は、直ちにその旨をエージェント及び全貸付人に報告すること。

⑥ 前条各号の一つでも真実でないことが判明した場合には、直ちにその旨をエージェント及び全貸付人に報告すること。

(2) 借入人は、多数貸付人が借入人に対する本契約上の債権を保全することが必要であると判断し、エージェントを通じて、借入人に対して書面により請求した場合には、直ちに全貸付人及びエージェントの借入人に対する本契約上の債権を被担保債権として、多数貸付人及びエージェントが指定する借入人の資産に対し、多数貸付人及びエージェントが満足する内容及び形式かつ各貸付人及びエージェント間同順位の担保を提供することを確約する。

(3) 借入人は、本契約締結日以降、借入人が貸付人及びエージェントに対する本契約上の全ての債務の履行を完了するまで、次の各号を遵守することを確約する。

① 主たる事業を営むのに必要な許可等を維持し、全ての法令等を遵守して事業を継続すること。

② 主たる事業内容を変更しないこと。

③ 法令等による場合を除き、本契約に基づく一切の債務の支払について他の無担保かつ非劣後の債務（担保付貸付のうち、担保の換価処分後も回収不足となる債務を含む。）の支払に劣後させることなく、少なくとも同順位に取り扱うこと。

④ エージェント及び全貸付人の承諾がない限り、借入人の本契約上の義務の履行に重大な悪影響を及ぼす、又は及ぼす可能性のある借入人又は借入人の子会社若しくは関連会社の組織変更（会社法第2条第26号で定義された意味を有する。）、合併、会社分割、株式交換、株式移転、事業若しくは資産の全部若しくは一部の第三者への譲渡（セールアンドリースバックのための譲渡を含む。）、減資、又は第三者の重要な事業若しくは資産の全部若しくは一部の譲受のいずれも行わないこと。

⑤ 第19条第10号(a)乃至(n)のいずれかに該当するものとならないこと。

⑥ 自ら又は第三者を利用して以下の(a)乃至(e)のいずれかに該当する行為を行わないこと。

(a) 暴力的な要求行為

(b) 法的な責任を超えた不当な要求行為

(c) 取引に関して、脅迫的な言動をし、又は暴力を用いる行為

(d) 風説を流布し、偽計若しくは威力を用いて貸付人若しくはエージェントの信用を

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毀損し、又は貸付人若しくはエージェントの業務を妨害する行為

(e) その他上記(a)乃至(d)に準ずる行為

(4) ① 借入人は、本契約締結日又はそれ以降に終了する借入人の各年度の決算期の末日における借入人の単体の貸借対照表における純資産の部の金額を、当該決算期の直前の決算期の末日又は2016年3月に終了する決算期の末日における借入人の単体の貸借対照表における純資産の部の金額のいずれか大きい方の75%の金額以上にそれぞれ維持することを確約する。

② 借入人は、本契約締結日又はそれ以降に終了する借入人の各年度の決算期の末日における借入人の連結の貸借対照表における純資産の部の金額を、当該決算期の直前の決算期の末日又は2016年3月に終了する決算期の末日における借入人の連結の貸借対照表における純資産の部の金額のいずれか大きい方の75%の金額以上にそれぞれ維持することを確約する。

③ 借入人は、本契約締結日又はそれ以降に終了する借入人の各年度の決算期に係る借入人の単体の損益計算書上の経常損益に関して、それぞれ2期連続して経常損失を計上しないことを確約する。

④ 借入人は、本契約締結日又はそれ以降に終了する借入人の各年度の決算期に係る借入人の連結の損益計算書上の経常損益に関して、それぞれ2期連続して経常損失を計上しないことを確約する。

(5) 借入人は、貸付債権について、仮差押え、保全差押え、又は差押えの命令の送達を受けたときは、直ちにエージェントを通じて全貸付人に対し、かかる命令の写しと共にその旨を書面により通知しなければならない。

第21条（期限の利益喪失事由）

(1) 次の各号に定める事由が一つでも発生した場合には、貸付人又はエージェントからの通知催告等がなくとも、借入人は全貸付人及びエージェントに対する本契約上の全ての債務について当然に期限の利益を失い、直ちに本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本並びに利息及び清算金その他本契約に基づき借入人が支払義務を負担する全ての金員を第17条の規定に従い支払い、かつ全貸付人の貸付義務は消滅する。

① 借入人について支払の停止があったとき、又は破産手続開始、民事再生手続開始、会社更生手続開始、特別清算開始その他これに類似する法的整理手続開始の申立（日本国外における同様の申立を含む。）があったとき。

② 借入人が解散の決議を行い又は解散命令を受けたとき（借入人がその吸収合併又は新設合併に伴って解散する場合を除く。）。

③ 借入人が事業を廃止したとき。

④ 借入人が手形交換所の取引停止処分又は株式会社全銀電子債権ネットワークによる取引停止処分若しくは他の電子債権記録機関によるこれと同等の措置を受けたとき。

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⑤ 貸付人に対して借入人が有する預金債権その他の債権について仮差押え、保全差押え若しくは差押えの命令若しくは通知（日本国外における同様の手続を含む。）が発送されたとき、又は保全差押え若しくは差押えの執行を命じる裁判が行われたとき。

(2) 次の各号に定める事由が一つでも発生した場合には、多数貸付人の請求に基づくエージェントの借入人に対する通知により、借入人は全貸付人及びエージェントに対する本契約上の全ての債務について期限の利益を失い、直ちに本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本並びに利息及び清算金その他本契約に基づき借入人が支払義務を負担する全ての金員を第17条の規定に従い支払い、かつ全貸付人の貸付義務は消滅する。

① 本契約上の金銭債務か否かにかかわらず、借入人が貸付人又はエージェントに対する金銭債務の全部又は一部の履行を遅滞したとき。

② 第19条各号の一つでも真実でないことが判明したとき。

③ 本項第1号を除き、借入人の本契約上の義務違反が発生したとき（但し、かかる違反が治癒可能である場合には、かかる違反が発生し、10営業日以上にわたって治癒されないとき。）。

④ 借入人が貸付人に差し入れている担保の目的物について差押え、仮差押え、保全差押え若しくは仮処分の命令若しくは通知（日本国外における同様の手続を含む。）が発送されたとき又は競売手続の開始があったとき。

⑤ 借入人が発行する社債について期限の利益を喪失したとき。

⑥ 借入人が本契約に基づく金銭債務以外の金銭債務の全部若しくは一部の履行を遅滞したとき若しくはこれらの債務について期限の利益を喪失したとき、又は第三者が負担する債務に対して借入人が行った保証債務につき、保証履行の義務が発生したにもかかわらずその全部若しくは一部の履行を遅滞したとき。

⑦ 借入人が事業を停止し、又は所轄政府機関等から業務停止等の処分を受けたとき。

⑧ 借入人について特定調停の申立があったとき。

⑨ 前各号を除き、借入人の事業若しくは財産の状態が悪化し、又は悪化するおそれがあり、債権保全のために必要が認められるとき。

(3) 借入人の責により前項の通知が遅延した場合、又は到達しなかった場合には、通常到達すべき時点で借入人は本契約上の全ての債務について期限の利益を失い、直ちに本個別貸付（但し、個別貸付統合日及びそれ以降は、本貸付）の元本並びに利息及び清算金その他本契約に基づき借入人が支払義務を負担する全ての金員を第17条の規定に従い支払い、かつ全貸付人の貸付義務は消滅する。

(4) 貸付人は、本条第1項第1号乃至第4号又は本条第2項各号に規定する事由が発生したことを知ったときは、直ちにその旨をエージェントに通知し、エージェントはかかる事由の発生を他の全ての貸付人に通知する。本条第1項第5号に定める事由が発生した場合において、当該事由に係る債権の債務者たる貸付人が当該事由が発生したことを知ったときは、当該

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貸付人は、当該事由の発生を借入人、他の全ての貸付人及びエージェントに通知する。

第22条（相殺、担保権の実行及び任意売却）

(1) 期限の到来、期限の利益の喪失その他の事由によって、借入人がエージェント又は貸付人に対して債務を履行しなければならない場合には、当該エージェント又は貸付人は、(a)第17条第2項の規定にかかわらず、借入人に対する本契約上の債権と、当該エージェント又は貸付人の借入人に対する預金債務、保険契約に基づく債務、その他の債務とを、かかる債務の期限のいかんにかかわらず、相殺することができ、また、(b)事前の通知及び所定の手続を省略して、借入人に代り諸預け金の払戻しを受け、債務の弁済に充当することができる。かかる相殺又は弁済充当を行う場合の債権債務の利息、清算金、遅延損害金等の計算についてはその計算実行の日に当該債権債務が消滅するものとして計算し、利率又は料率は当該利率又は料率に係る契約の定めに従うものとし、外国為替相場については、当該エージェント又は貸付人が合理的に決定した計算実行時の相場を適用する。

(2) 借入人は、借入人がエージェント又は貸付人に対して有する預金債権、保険契約に基づく債権、その他の債権のうち期限の到来したものについて債権保全上必要がある場合に限り、第17条第2項の規定にかかわらず、かかる債権と当該エージェント又は貸付人に対する弁済期日の到来した本契約上の債務とを相殺できる。この場合、借入人は書面にて相殺通知を行い、相殺した預金債権、保険契約に基づく債権、その他の債権の証書、通帳は届出印を押印して速やかに当該エージェント又は貸付人に提出するものとする。かかる相殺を行う場合の債権債務の利息、遅延損害金等の計算については当該相殺通知の到達の日に当該債権債務が消滅するものとして計算し、利率又は料率は当該利率又は料率に係る契約の定めに従うものとし、外国為替相場については、当該エージェント又は貸付人が合理的に決定した計算実行時の相場を適用する。

(3) 期限の到来、期限の利益の喪失その他の事由によって、借入人がエージェント又は貸付人に対して債務を履行しなければならない場合には、当該エージェント又は貸付人は、第17条第2項の規定にかかわらず、担保権を実行（物上代位及びかかる担保権の設定された資産による代物弁済の受領又はその任意処分による回収を含む。以下、「担保権の実行」という。）することができる。

(4) 第17条第2項の規定にかかわらず、期限の到来、期限の利益の喪失その他の事由によって、借入人がエージェント又は貸付人に対して債務を履行しなければならない場合には、借入人は、エージェントに対し書面による事前の通知を行った上、エージェント若しくは貸付人を担保権者とする担保権の対象資産を任意売却し、本契約上の債務の履行として、受領した金員を当該エージェント若しくは貸付人に直接支払い、又はエージェント若しくは貸付人を担保権者とする担保権の対象資産を、本契約上の債務の履行として、代物弁済することができるものとし、かかる支払は本契約上の債務の履行と認められるものとする。

(5) 貸付人の責に帰せられない事由により、当該貸付人の各個別貸付（但し、個別貸付統合日

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及びそれ以降は、各貸付）の元本が、利払日以外の日に弁済又は相殺された場合（本条第1項に従った相殺により各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）の元本が消滅する場合を含むが、これに限られない。）において、当該弁済又は相殺された各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）に係る再運用利率が当該各個別貸付（但し、個別貸付統合日及びそれ以降は、当該各貸付）に係る当該弁済又は相殺された日の属する利息計算期間の適用利率を下回るときには、本契約で別途規定された場合を除き、借入人は、当該弁済又は相殺された日と同日に、当該弁済又は相殺に係る清算金を、第17条の規定に従い当該貸付人に対して支払う。

(6) 本条第1項若しくは第2項により相殺若しくは弁済充当が行われた場合、本条第3項により担保権の実行が行われた場合、又は本条第4項により担保権の対象資産が任意売却若しくは代物弁済された場合、本条第1項及び第3項については貸付人が、本条第2項及び第4項については借入人が、速やかにその内容をエージェントに書面にて通知する。かかる通知が合理的な理由なく遅延したことにより貸付人又はエージェントに損害等が発生した場合には、かかる通知を怠った貸付人又はかかる通知を怠った借入人がこれを負担する。

第23条（貸付人及びエージェント間の調整）

(1) いずれかの貸付人に対する本契約上の借入人の債務が第17条及び第18条の規定に従わずに消滅した場合（但し、前条第1項又は第2項により相殺又は弁済充当が行われた場合を除く。）には（当該貸付人を、以下、本項において、「債務消滅貸付人」という。）、本契約で別途規定された場合を除き、全貸付人及びエージェントは、第17条及び第18条の規定に従って弁済がなされ、エージェント及び貸付人に対する債務が消滅した場合と同様の結果になるように、以下の各号の規定に従った債権譲渡若しくは債権譲受、又はその他相当の措置を行って貸付人及びエージェント間の調整を図る。当該債権譲渡若しくは債権譲受、又はその他相当の措置について全貸付人及びエージェントの合意が得られない場合には、全貸付人は、エージェントがその裁量によって決定する措置に従う。但し、本項に規定された貸付人及びエージェント間の調整の内容として債権の譲渡が予定される場合（本項第2号に規定された場合を含むが、これに限定されない。）には、当該債権の譲渡人となる貸付人は、当該譲渡を拒むことができる。

① エージェントは、当該債務の消滅に係る金額が当該債務消滅時に第17条第1項の規定に従ってエージェントに支払われていたと仮定した場合に、第17条及び第18条の規定により他の貸付人及びエージェント（以下、本項において、「他の貸付人等」という。）が支払を受けたであろう債権を特定し、その金額を算出する。

② 債務消滅貸付人は、前号の規定に従ってエージェントが特定した他の貸付人等の債権のうち、前号の規定に従ってエージェントが算出した金額に相当する部分の債権を、当該他の貸付人等から額面金額で買取る。

③ 前号の債権の買取が行われた場合には、当該債権を売却した他の貸付人等は、自らの

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費用負担により、当該債権の売却後速やかに借入人に民法第467条に定める確定日付ある証書による通知を行う。

(2) 前項にかかわらず、以下に定める場合には、前項に規定された貸付人及びエージェント間の調整は行われず、関連する貸付人のみが弁済を受領するものとする。

① 貸付人による担保権の実行が行われた場合

② 第三者による強制執行又は担保権の実行としての競売の結果、担保権に関し貸付人が本契約に基づき借入人に対して有する債権の弁済を受けることとなった場合

③ 前条第1項又は第2項の規定に従って相殺又は弁済充当が行われたことにより借入人の本契約上の債務が消滅した場合

④ 前条第4項の規定に従い、貸付人を担保権者とする担保権の対象資産の任意売却が行われ、本契約上の債務を履行するために、受領した金員が当該貸付人に直接支払われた場合、又は貸付人を担保権者とする担保権の対象資産の代物弁済が行われ、当該貸付人に対する本契約上の債務が消滅した場合

第24条（エージェントの権利義務）

(1) エージェントは、全貸付人の委託に基づき、全貸付人のためにエージェント業務を行い、権限を行使し、エージェント業務を行うに際し、通常必要又は適切とエージェントが認める権限を行使する。エージェントは、本契約の各条項に明示的に定められた義務以外の義務を負わず、また、貸付人が本契約に基づく義務を履行しないことについて一切責任を負わない。また、エージェントは貸付人の代理人であり、別段の定めのない限り借入人の代理人とはならない。

(2) エージェントは、真正かつ正確であると思料され、適切な人物により署名又は記名捺印され交付されたと思料される通信、文書及び書類（第4条第1項の規定に従ってファクシミリにより借入人から受領する借入申込書を含む。）に依拠することができ、また、本契約に関しエージェントが必要な範囲で合理的に選任した専門家の意見書及び説明書に依拠して行為することができる。

(3) エージェントは、本契約に定める責務を果たし権限を行使するにあたり、善良な管理者としての注意を払う。

(4) エージェント又はその取締役、従業員若しくは代理人は、本契約に基づいて、又は本契約に関連する行為、不作為について、故意又は重過失がない限り、貸付人に対して一切の責を負わない。貸付人は、エージェントが本契約上の責務を果たすのに負担した債務及び損害等（損害又は損失を被らないようにするために支出した費用及び損害又は損失を回復するために支出した費用（弁護士費用を含む。）を含むが、これに限らない。）につき、借入人から償還されない限度で、連帯してエージェントに補償する。但し、エージェントが貸付人を兼ねる場合には、エージェントを除く貸付人は、上記費用からエージェントである貸付人の参加割合（但し、かかる補償債務を履行することができない貸付人がいる場合に

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は、エージェントである貸付人の参加割合を当該貸付人を除く貸付人の参加割合の合計で除した割合とする。）に応じて算出した負担部分を控除した残額について、連帯してエージェントに補償する。

(5) エージェントは、多数貸付人の書面による指示があれば、適法である限りその指示に従った行為を行い、この場合、当該行為により生じた結果について、借入人又は貸付人に対して一切責任を負わない。

(6) エージェントは、借入人又は貸付人から、第21条第1項各号若しくは第2項各号に規定する事由、又は通知若しくは時間の経過若しくはその両者によりかかる事由を構成する事由が存在している旨の通知を受領していない限り、かかる事由の存在を知り得ていなかったものとみなされる。

(7) エージェントは、本契約の有効性及び本契約に表明された事項につき何ら保証を行うものではなく、貸付人は、自ら適切と認めた書類、情報等に基づき借入人の信用力その他必要な事項を審査した上、独自の判断で本契約を締結し、また、本契約上企図される取引を行うものとする。

(8) エージェントが貸付人を兼ねる場合には、本契約上のエージェントの義務にかかわらず、本契約上の貸付人としての権利義務は他の貸付人と同等とする。また、エージェントは、本契約外で借入人との間で一般に認められる銀行取引を行うことができる。なお、エージェントは、本契約外の取引において取得した借入人に関する情報（借入人から受領した情報については、本契約に基づいて送付されたことが明示されていない限り、本契約外の取引において取得した情報とみなす。）を、他の貸付人に対して開示する義務を負わず、また、借入人との本契約外の取引において借入人から支払を受けた金員を他の貸付人に分配する義務を負わない。

(9) 各個別貸付実行金額の算出及び第18条の規定による貸付人への分配額の算出は、エージェントが指定した貸付人（以下、本項において、「端数積算貸付人」という。但し、エージェントが貸付人を兼ねる場合には、エージェントを兼ねる貸付人を端数積算貸付人とする。）以外の貸付人に対する分配額については1円未満を切り捨て、端数積算貸付人に対する分配額については、分配額の総額から他の貸付人に対する分配額を差引いた金額とする。本契約上必要とされる1円未満の端数処理については、かかる場合を除き、エージェントが適当と認める方法によるものとする。

(10) エージェントが借入人又は貸付人に対して行う通知に含まれる利率、利息計算期間及び返済期日の決定、並びにその他の決定及び本契約に基づき支払われる金額は、明白な過誤がない限り、確定したものとして借入人及び貸付人を拘束する。

(11) エージェントが本契約上借入人より貸付人に伝えるべき通知を受領した場合、速やかにその内容を全貸付人に通知しなければならず、また、本契約上貸付人より借入人又は他の貸付人に伝えるべき通知を受領したときは、エージェントは速やかにその内容をそれぞれ借入人又は全貸付人に通知しなければならない。なお、エージェントは、借入人から入手し

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保管する書類については、エージェントの通常の営業時間内において貸付人のために閲覧に供する。

第25条（エージェントの辞任及び解任）

(1) エージェントの辞任に係る手続は、以下の通りとする。

① エージェントは、全貸付人及び借入人に対して書面による通知を行うことにより、辞任することができる。但し、後任のエージェントが任命され、その就任を承諾するまで、かかる辞任の効力は発生しない。

② 前号の通知が行われた場合、多数貸付人は借入人の承諾を得た上で、後任のエージェントを任命する。

③ 本項第1号の通知が行われた日（同日を含む。）から30日以内に後任のエージェントとなるべき者が多数貸付人により任命されなかった場合、又は多数貸付人に任命された者がその就任を承諾しなかった場合には、在任中のエージェントが借入人の承諾を得た上で、多数貸付人に代わって後任のエージェントを任命できる。

(2) エージェントの解任に係る手続は、以下の通りとする。

① 多数貸付人は、他の全ての貸付人、借入人及びエージェントに対して書面による通知を行うことにより、エージェントを解任することができる。但し、後任のエージェントが任命され、その就任を承諾するまで、かかる解任の効力は発生しない。

② 前号の通知が行われた場合、多数貸付人は借入人の承諾を得た上で、後任のエージェントを任命する。

(3) 本条第1項又は前項に基づき後任のエージェントに任命された者がその就任を承諾した場合には、前任のエージェントは本契約に基づきエージェントとして保管している書類一式を後任のエージェントに引き渡すと共に、後任のエージェントが本契約に定めるエージェントとして責務を果たすのに必要な全ての協力を行う。

(4) 後任のエージェントは前任のエージェントが有していた本契約上の権利義務を承継し、前任のエージェントは後任のエージェントの就任と同時に、エージェントとして負担する全ての義務を免れる。但し、前任のエージェントが在任中に行った行為（不作為を含む。）に関しては本契約の各条項が引き続き有効に適用される。

(5) エージェントは、次の各号のいずれかに該当する場合は、前四項の規定にかかわらず、多数貸付人と合意することによりエージェントを辞任することができるものとする。本項の定めに従いエージェントが辞任した場合には、辞任したエージェントはその旨を速やかに借入人に対して通知するものとし、借入人はかかる辞任について異議を述べない。本項の定めに従いエージェントが辞任した場合でも、借入人は既に発生したエージェントフィーの支払債務を免れないものとする。

① 借入人について破産手続開始、民事再生手続開始、会社更生手続開始、特別清算開始その他これに類似する法的整理手続開始の申立（日本国外における同様の申立を含

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む。）があったとき。

② 借入人がエージェントフィーの支払を怠った場合で、相当の期間を定めて支払を催告したにもかかわらず、その期間内に支払がないとき。

第26条（多数貸付人の意思結集）

(1) 多数貸付人の意思結集に係る手続は、以下の通りとする。

① 貸付人は、本契約に定める多数貸付人による指示が必要な事由が発生したと判断した場合、エージェントに対して多数貸付人の意思結集を要請する旨の通知を行うことができる。

② 前号の通知を受けたエージェントは、多数貸付人の意思結集を行う旨の通知を全貸付人に対して速やかに行う。

③ 前号の通知を受けた貸付人は、かかる事由に対する自らの意思決定を行い、5営業日以内にその内容をエージェントに通知する。

④ 前三号により多数貸付人の意思結集がなされた場合には、エージェントは、多数貸付人による指示としてその内容を借入人及び全貸付人に対して速やかに通知する。

(2) エージェントは、前項の外、多数貸付人による意思結集が必要な事由が発生したと自ら判断した場合、多数貸付人の意思結集を行う旨の通知を全貸付人に対して行うことができる。なお、かかる通知を行った後の手続は、前項第3号及び第4号の規定に従う。

第27条（契約の変更）

(1) 本契約は、借入人、全貸付人及びエージェントの書面による合意がなければ、これを変更することができない。

(2) 前項の規定にかかわらず、第25条第5項に従いエージェントが辞任する場合で、多数貸付人の合意により後任のエージェントが直ちに任命されない場合には、多数貸付人及びエージェント（但し、エージェントが既に辞任した場合には多数貸付人）の書面による合意により、各貸付人が個別に権利行使を行うことができるようにするために合理的に必要な範囲において、本契約を変更することができる。本項の規定に従い本契約を変更した当事者は、遅滞なく、本契約のその他の当事者に対し、変更内容を書面により通知するものとする。

第28条（地位の譲渡）

(1) 借入人は、全貸付人及びエージェントが書面により事前に承諾しない限り、本契約上の地位又は権利義務を第三者に譲渡することができない。

(2) 貸付人は、貸付義務が終了する前であって、他の全ての貸付人、借入人及びエージェントが書面により事前に承諾し（第23条又は第29条に規定する貸付債権の譲渡についてはこの限りではない。）、かつ、次の各号に定める全ての要件が満たされる場合に限り、本契約上の地位及びこれに伴う権利義務の全部を第三者に譲渡することができる（本契約上の地位

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及びこれに伴う権利義務の一部の譲渡は認められない。）（以下、本条において、かかる譲渡を行った貸付人を「地位譲渡人」といい、かかる譲渡を受けた者を「地位譲受人」という。）。この場合、地位譲渡人及び地位譲受人は、連名で、他の全ての貸付人、借入人及びエージェントの承諾書の写しを付した地位譲渡通知書をエージェントに対して送付する。なお、他の全ての貸付人、借入人及びエージェントは、合理的な理由なくかかる承諾を拒むことはできず、エージェントは、かかる譲渡が行われた場合、第32条第5項の規定に従い、全貸付人に通知する。

① 当該譲渡により、貸付債権又は地位譲渡人の有する借入人に対する本契約に規定されたその他の債権が地位譲受人に譲渡される場合には、借入人の承諾については、当該債権（もしあれば）の譲渡についての承諾も含むものとし、かつ、かかる承諾につき譲渡日付の確定日付を取得すること。

② 地位譲受人が適格譲受人であること。

③ 当該譲渡が行われることにより源泉徴収税等が発生し、当該地位譲受人に対する借入人の支払利息額が第17条第5項の規定に従って増加しないこと（但し、貸付人が、当該貸付人の日本における貸付業務の廃止によって当該貸付人の海外の子会社又は関連会社に本契約上の地位を譲渡する場合を除く。）。

(3) 前項に基づき譲渡を行ったことにより発生する費用等については、地位譲渡人が全て負担する。また、地位譲渡人は、かかる譲渡を行う日までに、かかる譲渡に関連する事務手続の対価として、50万円を消費税及び地方消費税と合わせてエージェントに支払う。

第29条（貸付債権等の譲渡）

(1) 貸付人は、本契約上別段の定めがある場合を除き、貸付義務が終了した後であって、かつ、次の各号に定める全ての要件が満たされる場合に限り、いずれかの各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）に係る貸付債権の全部（貸付債権の一部の譲渡は認められない。）並びにそれに係る一切の権利及び義務その他本契約上の地位の譲渡を行うことができる。なお、譲渡人及び譲受人は、かかる譲渡日付で、かかる譲渡について第三者対抗要件及び債務者対抗要件を具備するものとし、この場合、譲渡人及び譲受人は連名で、かかる譲渡の事実をエージェントに対して直ちに通知する。当該通知は、債権等譲渡通知書をエージェントに対して送付することにより行う。他の全ての貸付人、借入人及びエージェントは、かかる譲渡につき、ここに予め承諾する。この場合、かかる貸付債権並びにそれに係る一切の権利及び義務その他本契約上の地位についての本契約の各条項の適用にあたっては、譲受人を貸付人として取り扱うものとする。

① 譲受人が、譲り受けた貸付債権並びにそれに係る一切の権利及び義務その他本契約上の地位について本契約の貸付債権並びにそれに係る一切の権利及び義務その他本契約上の地位に関連する各条項に拘束されること。

② 譲受人が適格譲受人であること。

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③ 当該譲渡が行われることにより源泉徴収税等が発生し、当該譲受人に対する借入人の支払利息額が第17条第5項の規定に従って増加しないこと（但し、貸付人が、当該貸付人の日本における貸付業務の廃止によって当該貸付人の海外の子会社又は関連会社に譲渡する場合を除く。）。

(2) 前項に基づき譲渡を行ったことにより発生する費用については譲渡人が全て負担する。また、譲渡人は、かかる譲渡を行う日までに、かかる譲渡に関連する事務手続等の対価として、50万円を消費税及び地方消費税と合わせてエージェントに支払う。

第30条（第三者からの回収等）

(1) 借入人は、本契約締結日以降、エージェント及び全貸付人が書面により事前に承諾しない限り、本契約上の借入人の債務を被保証債務とする保証（物上保証を含む。但し、根保証及び根担保である物上保証を除く。）を第三者へ委託してはならず、また、本契約上の債務又はその履行を第三者に引受させてはならない。

(2) 貸付人は、第三者からの借入人の本契約上の債務についての弁済に関して、以下の各号に掲げる要件を全て充足している場合（但し、物上保証人が設定した担保権の実行、物上保証人が設定した担保権の対象資産の任意売却により受領した金員による弁済、及び物上保証人が設定した担保権の対象資産による代物弁済の場合には、本項第1号に掲げる要件のみを充足している場合）に限り、当該弁済を受領することができる。貸付人が、本項の規定に従って、第三者から弁済を受領した場合には、当該貸付人は当該第三者との連名で、及び借入人は単独で、当該弁済の事実をエージェントに対して直ちに通知する。本項の規定に従った弁済の受領については、第17条第2項の規定は適用されず、当該弁済の受領による借入人の本契約上の債務の消滅については、第23条第1項に規定する貸付人及びエージェント間の調整は行わない。

① 第三者が、当該弁済の結果取得する求償権及び貸付人に代位して取得する債権を借入人に対して行使するに際しては、当該求償権及び代位により取得する債権を当該弁済に係る債権と同様に取り扱い、その範囲で当該第三者が本契約の各条項に拘束されることを、当該第三者が書面により承諾し、当該書面を貸付人及びエージェントのためにエージェントに対して提出すること。

② 第三者が適格譲受人であり、借入人の子会社若しくは関連会社でないこと、又は借入人が当該第三者の子会社若しくは関連会社でないこと。

③ 当該弁済がいずれかの各個別貸付（但し、個別貸付統合日及びそれ以降は、各貸付）に係る貸付債権に係る債務の弁済である場合には、当該貸付債権の全額が弁済されること。

④ 当該弁済により源泉徴収税等が発生し、第三者に対する借入人の支払利息額が第17条第5項の規定に従って増加しないこと。

なお、第三者による求償権の行使、又は貸付債権の代位取得が行われる場合には、かかる

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求償権の取得又はかかる代位取得を前条の規定に基づく貸付債権の譲渡とみなし、同条第2項の規定を準用する。

第31条（貸付義務の終了）

次の各号のいずれかの事由が発生した場合、全貸付人の貸付義務は消滅する。この場合のうち、本条第2号で規定された事由が発生した場合には、借入人は、本契約上の全ての債務を、直ちに第17条の規定に従い支払う。なお、借入人が本契約上の全ての債務の履行を完了するまでは、本契約の関連条項は有効に存続する。

① コミットメント期限が経過した場合。

② 借入人が第21条に基づき期限の利益を喪失した場合。

③ 借入人が第2条第5項の規定に従って貸付義務を終了させた場合。

④ 総未使用貸付限度額が零となった場合。

第32条（一般規定）

(1) 守秘義務

借入人は以下の各号に関する情報開示について異議を述べない。

① 第7条第1項の規定に基づくいずれかの各個別貸付の不実行の通知があった場合、第21条第1項各号若しくは第2項各号に規定する事由、若しくは通知若しくは時間の経過若しくはその両者により当該事由を構成する事由が発生した場合又は第26条の規定に基づき多数貸付人の意思結集が必要とされる場合には、エージェント及び貸付人が本契約又は本契約以外の契約に関連して入手した借入人及び借入人との取引に関する情報を、合理的に必要とされる範囲で互いに開示すること。

② 第28条の規定に基づく地位譲渡又は第29条の規定に基づく貸付債権等の譲渡に際して、貸付人が相手方に守秘義務を負わせることを条件として、譲受人（第28条に規定する地位譲受人を含む。）及び譲受を検討している者（かかる譲渡に関する仲介業務を行う者を含む。）に、本契約に関する情報を開示すること。なお、ここでいう本契約に関する情報とは、本契約に関連して入手した借入人の信用に関する情報、本契約の内容及びこれに付帯する情報、並びに譲渡の対象となる貸付債権等の内容及びこれに付帯する情報をいい、本契約以外の契約に関連して入手した借入人の信用に関わる情報は含まれない。

③ 貸付人又はエージェントが、適用法令、行政、司法、その他日本国内外の関係官庁、中央銀行若しくは自主規制団体の命令、指導、要請等による場合、又は弁護士、司法書士、公認会計士、監査法人、税理士、格付機関その他の専門家であって、かつ、職務上当該秘密情報の開示を受ける必要のある者に対して、合理的に必要とされる範囲で本契約に関する情報を開示すること。また、貸付人又はエージェントが自らの親会社、子会社及び関連会社に対して、内部管理目的のため必要かつ適切な範囲で本契約

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に関する情報を開示すること。

(2) 危険負担、免責並びに賠償及び補償

① 借入人がエージェント又は貸付人に差し入れた書類が、事変、災害等やむを得ない事情により紛失、滅失又は損傷したときには、借入人はエージェントと協議の上、エージェント又は当該貸付人の帳簿、伝票等の記録に基づき本契約上の債務を履行する。また、借入人は、エージェント又はエージェントを通じて貸付人が請求した場合には、速やかに代わりの書類を作成し、エージェント又はエージェントを通じて当該貸付人に提出する。

② 貸付人又はエージェントが、本契約に基づく取引に使用する借入人の代表者又は代理人の署名又は印影を、予め借入人の届出た署名又は印影と相当の注意をもって照合し、相違ないと認めて行った取引について、印章の偽造、変造又は盗用等の事故があり、これにより損害等が発生した場合には、借入人がこれを負担する。

③ 借入人が本契約の条項に違反したこと又は第19条各号の一つでも真実でないこと（第19条第10号(a)乃至(n)に規定する事項が真実でないこと又は借入人が第20条第3項第5号若しくは第6号の規定に違反したことを含む。以下、本号において、「借入人義務違反等」という。）を理由として貸付人又はエージェントが本契約に基づき認められる行為（各個別貸付を実行しないことを決定すること、第21条第2項に従い借入人に対する通知を行うこと及び前項第1号に基づき情報を開示することを含む。）を行ったことにより借入人に損害等が発生した場合でも、借入人は、貸付人又はエージェントに何らの請求をしない。また、借入人義務違反等により、又は第24条第4項の規定に基づく補償を貸付人が行わないことにより、貸付人又はエージェントに発生した損害等については、借入人がこれを負担する。

(3) 本契約の可分性

本契約の一部条項が無効、違法又は履行強制不可能となった場合においても、その他の条項の有効性、合法性及び履行強制可能性はいかなる意味においても損なわれることはなく、また影響を受けない。

(4) 銀行取引約定書等との関係

本契約及び本契約に基づく取引について、本契約の規定及び借入人が貸付人に別途差し入れた又は借入人と貸付人との間で別途締結された銀行取引約定書又はその他の金融取引に関する包括的約定書（以下、本項において、「取引約定書等」という。）の規定に齟齬がある場合には、本契約の規定が優先して適用され、本契約に規定されていない事項が当該取引約定書等に規定されている場合には、当該事項については当該取引約定書等の規定が適用される。

(5) 通知

① 本契約に基づく通知は、全て書面により、本契約に基づき行われるものであることを明確にしてなされるものとし、受取人たる相手方の本契約添付別表1記載の担当連絡先

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に、以下の(a)乃至(d)記載のいずれかの方法により行う。なお、本契約の各当事者は、エージェント宛てに担当連絡先の変更通知を行うことにより、担当連絡先を変更することができる。

(a) 直接持参交付

(b) 書留郵便又はクーリエサービス

(c) ファクシミリ通信

(d) 交換便（貸付人・エージェント間の通知に限る。）

② 前号の通知の効力発生時点は、ファクシミリ通信による場合、送信者のファクシミリ送信機において受信が確認された時点、その他の方法による場合には実際に受領された時点とする。

(6) 届出事項の変更

① 貸付人及び借入人は、その商号・名称、代表者、代理人、署名、印鑑、所在地その他エージェント宛て届出事項に変更があった場合には、エージェントに対して速やかに書面による通知を行う。

② 前号の届出を怠ったために、本契約に基づき行われた通知が遅延し又は到達しなかった場合には、通常到達すべき時点に到達したものとみなす。

(7) 資金決済

本契約に基づいて行われる本契約のいずれかの当事者から本契約の他のいずれかの当事者に対する支払に係る手数料等は、支払を行う者の負担とする。

(8) 計算

本契約中における計算につき、別途明示的な規定が存在しないときは、後落しによる片端及び1年を365日とした日割計算とし、除算は最後に行い、1円未満は切り捨てる方法にて算出される。

(9) 公正証書の作成

借入人は、エージェント又は多数貸付人が請求したときにはいつでも、公証人に委託して本契約証書の債務の承認及び本契約上の債務について強制執行の認諾文言のある公正証書の作成に必要な手続をとる。当該公正証書の作成に係る費用は、借入人が負担する。

(10) 準拠法及び合意管轄

本契約の準拠法は日本法とし、本契約に関して発生する紛争については、東京地方裁判所を非専属的合意管轄裁判所とする。

(11) 言語

本契約は、日本語で作成し、これを正本とする。

(12) 協議事項

本契約に定めのない事項又は本契約の解釈に関し当事者間に疑義が発生した場合には、借入人及び貸付人は、エージェントを通じて協議を行い、その対応を決定する。

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 33 －

本契約締結の証として、本契約書の原本を１通作成し、借入人、貸付人及びエージェントの代表者又は代表者の代理人が署名又は記名捺印し、エージェントがこれを保管する。なお、貸付人及び借入人はエージェントからその写しを受領する。

2016 年 7 月 26 日

収入印紙

借入人（住所・記名捺印）：

（株式会社ＦＲＯＮＴＥＯ）

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 34 －

貸付人兼エージェント（住所・記名捺印）：

（株式会社三菱東京ＵＦＪ銀行）

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 35 －

貸付人（住所・記名捺印）：

（株式会社三井住友銀行）

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 36 －

貸付人（住所・記名捺印）：

（株式会社横浜銀行）

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
- 37 -

貸付人（住所・記名捺印）：

（株式会社みずほ銀行）

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 38 －

貸付人（住所・記名捺印）：

（株式会社りそな銀行）

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 39 －

別表1（当事者リスト）

当事者リスト

1.　借入人

商号・名称	株式会社ＦＲＯＮＴＥＯ
住所	東京都港区港南 2-12-23
担当連絡先	東京都港区港南 2-12-23 明産高浜ビル 7 階（〒108-0075） 電話番号：03-5463-6344 ファクシミリ番号：03-5463-6345

2.　エージェント

商号・名称	株式会社三菱東京ＵＦＪ銀行
住所	東京都千代田区丸の内 2-7-1
担当連絡先	東京都千代田区丸の内 2-7-2 JP タワー（〒100-0005） フィナンシャルソリューション部アドミニストレーション室 電話番号：03-6259-7689 ファクシミリ番号：03-5252-5941

3.　貸付人

(1)

商号・名称	株式会社三菱東京ＵＦＪ銀行
住所	東京都千代田区丸の内 2-7-1
貸付事務所	品川駅前支社
担当連絡先	東京都港区港南 2-16-2（〒108-0075） 品川駅前支社　法人第一課 電話番号：03-6716-1010 ファクシミリ番号：03-6716-1012
貸付限度額	4 億円

(2)

商号・名称	株式会社三井住友銀行
住所	東京都千代田区丸の内 1-1-2
貸付事務所	五反田法人営業部
担当連絡先	東京都品川区東五反田 1-14-10（〒141-0022） 五反田法人営業部　営業推進第 2 グループ 電話番号：03-3443-6617 ファクシミリ番号：03-3442-7914
貸付限度額	2 億円

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 40 －

(3)

商号・名称	株式会社横浜銀行
住所	神奈川県横浜市西区みなとみらい 3-1-1
貸付事務所	田町支店
担当連絡先	東京都港区芝浦 3-13-1 矢島ビル 2 階（〒108-0023） 田町支店 電話番号：03-3452-9441 ファクシミリ番号：03-3452-9447
貸付限度額	2 億円

(4)

商号・名称	株式会社みずほ銀行
住所	東京都千代田区大手町 1-5-5
貸付事務所	品川支店
担当連絡先	東京都品川区南品川 2-2-7（〒140-0004） 品川支店　渉外 2 課 電話番号：03-3474-2965 ファクシミリ番号：03-3474-2926
貸付限度額	1 億円

(5)

商号・名称	株式会社りそな銀行
住所	大阪府大阪市中央区備後町 2-2-1
貸付事務所	品川支店
担当連絡先	東京都品川区南品川 5-6-6（〒140-0004） 品川支店　融資課 電話番号：03-3492-2706 ファクシミリ番号：03-3490-1526
貸付限度額	1 億円

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 41 －

別表2（返済スケジュール）

返済スケジュール

元本弁済日
2017年8月末日
2017年9月末日
2017年10月末日
2017年11月末日
2017年12月末日
2018年1月末日
2018年2月末日
2018年3月末日
2018年4月末日
2018年5月末日
2018年6月末日
2018年7月末日
2018年8月末日
2018年9月末日
2018年10月末日
2018年11月末日
2018年12月末日
2019年1月末日
2019年2月末日
2019年3月末日
2019年4月末日
2019年5月末日
2019年6月末日
2019年7月末日
2019年8月末日
2019年9月末日
2019年10月末日
2019年11月末日
2019年12月末日
2020年1月末日
2020年2月末日
2020年3月末日
2020年4月末日
2020年5月末日
2020年6月末日
2020年7月末日
2020年8月末日
2020年9月末日
2020年10月末日

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 42 －

2020年11月末日
2020年12月末日
2021年1月末日
2021年2月末日
2021年3月末日
2021年4月末日
2021年5月末日
2021年6月末日
2021年7月末日
2021年8月末日
2021年9月末日
2021年10月末日
2021年11月末日
2021年12月末日
2022年1月末日
2022年2月末日
2022年3月末日
2022年4月末日
2022年5月末日
2022年6月末日
2022年7月29日

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 43 －

別紙1（借入申込書）

借入申込書

年　月　日

貸付人　御中
（本書面の提出時点における、以下記載の本契約における貸付人をいいます。以下、同じです。）

気付：エージェント　　株式会社三菱東京ＵＦＪ銀行
フィナンシャルソリューション部アドミニストレーション室宛

＿＿＿＿＿＿＿＿＿＿＿＿印
（借入人）

株式会社ＦＲＯＮＴＥＯ10億円実行可能期間付タームローン契約

株式会社三菱東京ＵＦＪ銀行をエージェントとする株式会社ＦＲＯＮＴＥＯ（以下、「借入人」といいます。）向け2016年7月26日付実行可能期間付タームローン契約（以下、「本契約」といいます。）第4条の規定に従い、当社は、借入人として、貸付人に対し、下記の実行希望日及び本個別貸付の金額において、本個別貸付の実行を要請致します。

記

実行希望日：　　　　　　年　月　日
本個別貸付の金額：　　　　　　円

借入人は、本書面による本個別貸付の実行希望日において、(i)本契約第19条各号に記載された事項が真実に相違ないこと、及び(ii)本契約第21条第1項各号若しくは第2項各号に規定する事由、若しくは通知若しくは時間の経過若しくはその両方によりかかる事由を構成する事由が発生しておらず、又は本個別貸付の実行によりかかる事由が生じないことを表明し、及び保証します。

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－44－

本書面において用いる用語は、本書面で別途定義された場合を除き、本契約において定義された用語と同一の意味を有します。

以　上

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
- 45 -

別紙2（確認書）

確認書

年　月　日

貸付人　御中
（本書面の提出時点における、以下記載の本契約における貸付人をいいます。）

気付：エージェント　　株式会社三菱東京ＵＦＪ銀行
フィナンシャルソリューション部アドミニストレーション室宛

＿＿＿＿＿＿＿＿＿＿＿＿印
（借入人）

株式会社ＦＲＯＮＴＥＯ10億円実行可能期間付タームローン契約

株式会社三菱東京ＵＦＪ銀行をエージェントとする株式会社ＦＲＯＮＴＥＯ（以下、「借入人」といいます。）向け2016年7月26日付実行可能期間付タームローン契約（以下、「本契約」といいます。）の締結及び本契約に基づく借入につきまして、借入人は、法令等及び借入人の社内規則に従って必要となる全ての手続を完了していることを、ここに確認します。なお、本書面において用いる用語は、本書面で別途定義された場合を除き、本契約において定義された用語と同一の意味を有します。

以　上

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 46 －

別紙3（領収書）

収入
印紙
¥200

領収書

年　月　日

貸付人　御中
（下記の表に記載される貸付人をいいます。以下、同じです。）

気付：エージェント　株式会社三菱東京ＵＦＪ銀行
フィナンシャルソリューション部アドミニストレーション室宛

印
（借入人）

株式会社ＦＲＯＮＴＥＯ10億円実行可能期間付タームローン契約／借入金領収書

当社は、各貸付人より下記借入を行い、本日借入金を確かに受領しました。

記

総額　　　　　　　　円

貸付人	借入金額
株式会社三菱東京ＵＦＪ銀行	円
株式会社三井住友銀行	円
株式会社横浜銀行	円
株式会社みずほ銀行	円
株式会社りそな銀行	円

以上

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 47 －

別紙4（第三者からの回収条項に関する遵守状況報告書）

第三者からの回収条項に関する遵守状況報告書

年　　月　　日

貸付人　御中
（本書面の提出時点における、以下記載の本契約における貸付人をいいます。以下、同じです。）

気付：エージェント　　　　株式会社三菱東京ＵＦＪ銀行
フィナンシャルソリューション部アドミニストレーション室宛

＿＿＿＿＿＿＿＿＿＿＿＿＿＿＿＿印
（借入人）

株式会社ＦＲＯＮＴＥＯ10 億円実行可能期間付タームローン契約

株式会社三菱東京ＵＦＪ銀行（以下、「エージェント」といいます。）をエージェントとする株式会社ＦＲＯＮＴＥＯ（以下、「借入人」といいます。）向け 2016 年 7 月 26 日付実行可能期間付タームローン契約（以下、「本契約」といいます。）第 20 条第 1 項第 3 号の規定に従い、当社は、借入人として、エージェント及び貸付人に対し、[本契約締結日／下記 1. 記載の対象決算期の開始日（同日を含みます。）]【初回のみ、本契約締結日を選択する】以降、本書面を提出する日（同日を含みます。）までの期間（以下、「本報告対象期間」といいます。）における第 30 条第 1 項に規定された事項の遵守状況を、下記のとおり報告申し上げます。なお、本書面において用いる用語は、本書面で別途定義された場合を除き、本契約において定義された用語と同一の意味を有します。

記

1.　対象決算期：　　　年　　月に終了する決算期

2.　本報告対象期間における第 30 条第 1 項の第三者回収条項に係る報告

2016 年 7 月 26 日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 48 －

(　)　本契約上の債務を被保証債務とする保証（物上保証を含みます。但し、根保証及び根担保である物上保証を除きます。）を第三者に委託しておらず、また、本契約上の債務又はその履行を第三者に引受させておりません。

(　)　本契約上の債務を被保証債務とする保証（物上保証を含みます。但し、根保証及び根担保である物上保証を除きます。）を第三者に委託し、又は本契約上の債務若しくはその履行を第三者に引受させましたが、エージェント及び全貸付人の書面による事前の承諾を頂いております。

以　上

2016年7月26日付株式会社ＦＲＯＮＴＥＯ向け実行可能期間付タームローン契約
－ 49 －

(Translation)

Commitment Term Loan Agreement

(One Billion Japanese Yen)

By and among

FRONTEO, Inc.

As Borrower

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

As Arranger and Agent

For and on behalf of Five Banks:

And

The Bank of Tokyo-Mitsubishi UFJ, Ltd

Sumitomo Mitsui Banking Corporation

The Bank of Yokohama, Ltd.

Mizuho Bank, Ltd.

Resona Bank, Limited

As Lenders

Date as of July 26, 2016

TABLE OF CONTENTS

Article1	Definitions	1
Article2	Lenders’ Rights and Obligations	6
Article3	Use of Proceeds	7
Article4	Application for Several Loan	7
Article5	Conditions Precedent to Disbursement	7
Article6	Disbursement	8
Article7	Non-Disbursement Disbursement	8
Article8	Indemnification of Lender	9
Article9	Additional Costs and Illegality	9
Article10	Payment of Principal	10
Article11	Interest	10
Article12	Prepayment	10
Article13	Late Payment Charges	11
Article14	Commitment Fee	11
Article15	Agent Fee	12
Article16	Costs and Expenses, and Taxes and Public Duties	12
Article17	Performance of Obligations by Borrowers	12
Article18	Distribution to Lenders	13
Article19	Rep and Warranty by Borrowers	16
Article20	Affirmation by Borrowers	17
Article21	Events of Defaults	19
Article22	Offset, Exercise of Security Interest and Voluntary Sale	21
Article23	Coordination between Lenders and Agent	22
Article24	Agent’s Rights and Obligations	23
Article25	Resignation or Dismissal of Agent	24
Article26	Integration of Intention by Majority Lenders	25
Article27	Changes in Provisions of Agreement	26
Article28	Assignment of Status	26
Article29	Transfer of Lending Claims etc.	27

Article30	Collection of Lending Claims from Third Part	27
Article31	Termination of Lending Obligations	28
Article32	General Provisions	28
Annexed	Table 1 List of Parties Concerned	33
Annexed	Table 2 Repayment Schedule	35
Exhibit	1 Application Form for Borrowing	37
Exhibit	2 Confirmation Documents	38
Exhibit	3 Certification of Receipt	39
Exhibit	4 Compliance Report with respect to Collection from third parties	40

Commitment Term Loan Agreement

This Specific Term Loan Agreement (hereinafter referred to as the “Agreement”) is made and entered into this 26th day of July, 2016 by and among FRONTEO INC. (hereinafter referred to as “Borrower”), the financial Institutions described in the column of Lenders in Annexed Table 1 attached hereto (hereinafter referred to as “Lenders”), and the Bank of Tokyo-Mitsubishi UFJ, Ltd. as Agent (hereinafter referred to as “Agent”), and the Parties hereto hereby agree as follows:

Article1 Definitions

1.1 In this Agreement, the following terms have the following meanings, except where the context otherwise expressly requires.

1.1.1 “Business Days” means days other than those days which fall under holidays of the bank provided by the laws and regulations of Japan.

1.1.2 “Agent service” means all services provided for in the provisions of this Agreement which are engaged to the Agent by all Lenders and performed on behalf thereof.

1.1.3 “Agent Account” means the checking account which the Agent holds in the Operation Department in Tokyo of the Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to as “UFJ”) (Account number: 0041097, Type of the Account: UFJ Syndicate Loan Account,) or any other account which Agent indicates from time to time and informs to Borrower or Lenders.

1.1.4 “Agent Fee” means the charges which shall be paid by Borrower to Agent after being separately agreed between Borrower and Agent.

1.1.5 “Parent Company”, “Subsidiary Company” and “Affiliates” mean the meanings defined in Article 8 of the Rules relating to the terms of the Financial Statements and forms and making-ways thereof.

1.1.6 “Each Lending” means the meaning defined in Article10, 1.1 hereof.

1.1.7 “Unpaid Each Lending Amount” means all kinds of money which shall be borne by Borrower including principals, interests, late payment charges, liquidation amount relating thereto, and all other money, the obligations of which shall be borne by Borrower based on the Agreement.

1.1.8 “Each Several Lending” means Lending disbursed by each Lender based on one and the same Application form for Borrow.

1.1.9 “Each Several Lending Disbursement” means the money to be lent by Lender as Each Several Lending to Borrower, and “Each Several Lending Amounts” means the amount of the Each Several Lending Disbursement (such amount shall be the amount obtained by multiplying the Amount of Several Lending relating to the application form by the participation rate of such Lender, provided, however, in case the amount of the Several Lending relating to the Application Form for Lending is equivalent to the total amount of Unused Lending Limits of all Lenders, the amount of such Lending shall be the amount equivalent to the amount of the Unused Lending Limit of such Lender).

1.1.10 “Unpaid Each Several Lending Amount” means all the money which shall be liable for payment by borrower including principals relating to the Each Several Lending, interests, late payment charges, liquidation amounts, and any and all obligations based on this Agreement.

1.1.11 “Lending Obligations” means Lenders’ obligations to lend the money to Borrower as provided for in Article2.2.1 of this Agreement.

1.1.12 “Amount of Lending Limit” means the amount described in such Lender’s column of the “Amount of Lending Limit” in Annexed Table1 attached hereto (provided, however, in case the Amount of Lending Limit is revised in accordance with the provisions of Article2.5, the revised provisions shall apply).

1.1.13 “Lending Claim” means credit relating to the Each Several Lending (provided, however, in case of the Several Lending Integrating Date and thereafter, Each Lending shall apply).

1.1.14 “Term Impossible for Lending” means the term from the day on which Borrower has received the notice provided in Article8.1 (inclusive) to the other day on which Borrower receives the notice provided in Article 8.2 (inclusive).

1.1.15 “Event Impossible for Lending” means events which shall be determined by the majority of Lenders as the event Impossible for Lending (in case the majority of Lenders cannot integrate the intention thereof, Agent shall apply) within the following events:

(1) Outbreak of natural disaster・war・terrorist attack

(2) Stoppage and trouble in electrical・communicating and other kinds of settlement system

(3) Event of Tokyo interbank market where debt-credit transaction in Japanese currency can’t be traded, and

(4) Other events which shall not be liable to Lenders

1.1.16 “Application form for Borrowing” means the application documents in the form described in Exhibit1 attached hereto.

1.1.17 “Base Period” means one month in case interest calculation period starts on the interest payment day and ends also on the other payment day, with respect to the other interest calculation period, in case such interest calculation period is one month, one month shall apply, in case such interest calculation period is more than one week and less than one month, period of one week or one month corresponding to higher rate of the Japanese TIBOR (on the page of 17097 of Telerate or succeeding page thereof) disclosed by the operational institute of the ZENJINKYO Tokyo Inter Bank Offered Rate at 11:00 a.m. or at the time closest to the 11:00 a.m. after thereof as much as possible on the day 2 days before the starting day of such interest rate calculation period, the period with such higher rate shall apply, and in case such interest rate calculation period is less than one week, one week shall apply.

1.1.18 “Base Rate” means the rate corresponding to the base period relating to such interest rate calculation period within Japanese Currency TIBOR (on the page of 17097 of Telerate or succeeding page thereof) displayed by the operational institute of the ZENJINKYO Tokyo Inter Bank Offered Rate at 11:00 a.m. or at the time closest to the 11:00 a.m. after thereof as much as possible on the day 2 days before the starting day of such interest rate calculation period. Provided, however, in case such rate cannot be disclosed due to some unknown causes, the rate that the Agent determines reasonably as the offered rate of debt-credit transaction in Japanese currency of the period corresponding to the Base Period relating to such interest rate calculation period (expressed as annual rate) in the Tokyo Interbank Market at 11:00 a.m. or at the time closest to 11:00 a.m. and prior thereto on the day two (2) business days before the starting day of such interest rate calculation period. In case there is no period corresponding to such interest rate calculation period within the period of Japanese Currency TIBOR (on the page of 17097 of Telerate or succeeding page thereof) displayed by the operational institute of the ZENJINKYO Tokyo Inter Bank Offered Rate, the rate reasonably determined by the Agent (expressed as annual rate) shall apply. In addition, in case the rate provided for in this Item is less than 0%, 0% shall apply.

1.1.19 “Date of Repayment before Maturity” means the date described in the column of “Date of Repayment” in Annexed Table 2 Repayment Schedule attached hereto (provided, however, except for the Maturity Date, and in case such repayment day does not fall under any business day, the immediately next business day shall apply, if such next business day falls under the day which belongs to the next month, the business day prior to such repayment day shall apply.

1.1.20 “Financial Statement” means the meaning provided in any one of items (1) to (4) below:

(1) Financial Statements relating to each fiscal year provided for in Paragraph2 of the Company Law, Article435 (including balance sheet and profit and loss statement provided for in the same Paragraph, and statement of shareholders’ equity and notes to specification provided for in Paragraph 1of Company Accounting Rules,) and Business reports;

(2) Actually prepared provisional financial statements provided for in Paragraph1 of the Company Law, Article441(i.e. profit-and-loss statement relating to the period from the starting day to provisional closing day of fiscal year in which balance sheet and such closing date belong as defined in the same paragraph);

(3) In case consolidated financial statements relating to each fiscal year provided for in the Company law, Article444, Paragraph3 pursuant to the same Law, Paragraph1 (consolidated balance sheet, consolidated profit-and-loss statement, consolidated statement of shareholders’ equities and consolidated notes to specific items provided for in Company Accounting Rules, Article 66, the same shall apply hereafter) are obligated to prepare, such consolidated financial statement and actually prepared consolidated financial statement relating to each fiscal year provided for in Paragraph1 of the Company Law, article 444; and

(4) Actually prepared consolidated and single balance sheet, profit-and loss statement, statement of shareholders’ equities and notes to specific items.

1.1.21 “Taxes and Other Public Duties” means all taxes and other public duties imposed in Japan such as, income taxes, corporation taxes, and other taxes etc.

1.1.22 “Several Lending Integration Day” means the first arriving interest payment day after the Due Date.

1.1.23 “Starting Day of Commitment” means July 29th, 2016.

1.1.24 “Period of Commitment” means the period from the starting day (inclusive) to ending day (inclusive) of such Commitment.

1.1.25 “Due Date” means July 28th, 2017 (in case such day falls under those other than business day, the immediately preceding business day shall apply).

1.1.26 “Commitment Fee” means charges paid by Borrower to Lender as the consideration of Lending obligations.

1.1.27 “Calculation period of Commitment Fee” means the period from the Commitment starting day (inclusive) until the Commitment ending day (inclusive) of the Commitment. Provided, however, in case any Lender’s obligation relating to such Lender terminates prior to the ending day of the Commitment Period, the Commitment Fee Calculation Period relating to such Lender shall terminates on such termination day.

1.1.28 “Rate of Commitment Fee” means annual rate of 0.2%.

1.1.29 “Participation Rate” means the rate of the principal balance of such each Lender’s each Lending amount to the amount of the Principal Balance of such Lending (provided, in case of the day prior to the Several Lending Integration Day, the total amounts of Each Several Lending shall apply). Provided, however, until the day on which all Lenders’ Lending obligations shall have been terminated, the said Rate means the rate of such Lender’s amount of Lending Limit to the total amounts of Lending Limit.

1.1.30 “Wishing Disbursement Day” means the business day described by Borrower in the application form for Borrowing as the wishing day on which Borrower wishes the disbursement of the Several Lending within the Commitment Period.

1.1.31 “Disbursement Day” shall be the day on which such Several Lending has been performed.

1.1.32 “Due Date for Repayment” means, in case the due date is provided for in the Agreement, 10:30 a.m. of such due date.

1.1.33 “Syndicate Account” means the ordinary deposit Account held by Borrower in Shinagawa Ekimae Branch of UFJ (Account No: 2034628, Name of the holder of the Account: FRONTEO Inc.), or the Account in UFJ head office or branch thereof, opened by Borrower and approved by the Agent.

1.1,34 “Spread” means an annual rate of 0.45%.

1.1.35 “Liquidation Amount” means, in case the repayment or offset of the Principal of Each Several Lending is performed on the day which does not fall under any of Interest Payment Day and such repayment or offset rate is less than the applied rate of the Interest Calculating Period to which such repayment or offset day belongs, the amount obtained by multiplying the amount of Principal by the balance of the applied rates in such Interest calculation period and such rates to be applied again, and also by actual number of days of the remaining period. Provided, however, such Amount must be within legality.  The “Remaining Period” shall be the period from the day on which such repayment or offset is performed to the next interest payment date. The “Rate to be applied again” shall be the Rate designated by the Agent reasonably for the hypothetical purpose of investment again in the Tokyo interbank market during the Remaining Period. The amount of Liquidation shall be calculated per diem basis a year being 365 days and division thereof shall be performed in the last rounding off the amount less than one (1) yen. In addition, the calculation of number of days of a certain period shall include the first day of such period, but exclude the last day thereof.

1.1.36 “All Lenders” shall be referred to as all Lenders collectively at the time prior to the first disbursement, and as all Lenders collectively but having claim right for unpaid amount of Each Several Lending (provided, after the Several Lending Integration day (inclusive), unpaid amount of Each Lending shall apply) at the time after the first Disbursement of Several Lending.

1.1.37 “Total Amount of Lending Limit” means the total amount of Lending Limits of all Lenders.

1.1.38 “Additional Costs” means the increased amount of Lending Costs (reasonably calculated by such Lender), in case of (1) enactment, abolition or revision of Laws and Regulations, or change of Interpretation thereof or the Operation, (2) preparation or increased amount of Reserved Money, or (3) increased amount of Lending Costs due to the change of Accounting Regulations or Operation thereof, (provided, however, except for the case of increase due to the change of tax rates of such Lender).

1.1.39 “Lenders with increased Lending Costs” means Lenders whose Lending Costs have increased.

1.1.40 “Total Amount of Unused Lending Limits” means the Total Amounts of Unused Lending Limit of all Lenders.

1.1.41 “Damages etc.” means damages, loss, and cost and expenses (including attorney’s fee).

1.1.42 “Majority of Lenders” means singular or plural Lender or Lenders whose Participation Rates account for not less than 66.7% at the Standard time for the Integration of Intentions. For the purpose of clarification, “Standard Time for the Integration of Intentions” shall be the time when the Agent has received the notice based on Paragraph1, Item 1 of Article26, in case a certain Lender determines the event has occurred in which the Majority of Lenders’ Designation is necessary, or the time the Agent has sent the notice based on Paragraph2 of Article 26 in case the Agent determines the event has occurred in which the Majority of Lenders’ Designation is necessary.

1.1.43 “Advance Cost” means the amount obtained by multiplying the amount paid in advance for someone by interest rate for fund-raising and the actual number of days during which such amount paid in advance remains un-repaid in case of the Advance Costs incurred by the Agent. For the purpose of clarification, the “Period of Advance Costs” shall be the period from the day on which the Agent has paid in advance for someone to the day on which the Agent receives such amount relating to the amount paid by Agent in advance, and the “Interest Rate for fund-raising” shall be the interest rate reasonable decided by the Agent for the fund raising through the Period of Advance Costs. The amount of Advance Cost shall be calculated per diem basis a year being 365 days and division thereof shall be performed in the last and rounded off the amount less than one (1) yen. In addition, the calculation of number of days of a certain period shall include the first day of such period, but exclude the last day thereof.

1.1.44 “Advance Payment for Someone” means the act with respect to the repayment by Borrower on the Repayment Day, of the disbursement of amount by the Agent equivalent to the amount to be distributed to Lenders in accordance with Article 18, Paragraph1~5 prior to the completion of repayment by Borrower. Provided, however, Borrower and Lender shall not raise an objection at all.

1.1.45 “Qualified Assignees” means being Lenders on the day on which this Agreement is executed, Bankers with license under the Banking Act of Japan and the Long-term Credit Bank Law, Lifetime Underwriter or Non-life Underwriter with License based on the Insurance Business Act, Shinkin Bank, Shinkin Central Bank, Rokin Bank, Federation of Rokin Banks, Federation of prefectural Shinnokyo, Norin Central Bank, Shinkyo Cooperation, National Federation of Shinkyo Cooperation, National Federation of Kyosai-Nokyo Cooperation, Shokokumiai central Bank, Trust Company based on the Trust Business Act and Money Lending Company registered based on Paragraph1 of Article 3 of Money Lending Business Act.

1.1.46 “Applied Interest Rate” means the interest rate obtained by adding the spread to the Base Interest Rate.

1.1.47 “Due Date” means the Repayment Date during the term and the Maturity Date with respect to the Principal relating to the Lending, Each Payment Date as the Ending day of the Each Interest Calculation Period with respect to the Interest, and the Date designated as the date on which any amount shall be paid in accordance with the Agreement with respect to any other Money.

1.1.48 “Reporting Documents” means reporting documents such as Annual Securities Reports, Semi-annual Securities Reports, Quarterly Securities Reports, Extraordinary Reports, and Amendment Reports, etc.

1.1.49 “Laws and Regulations” means Treaties, Laws, Regulations, Cabinet Orders, Ministerial Decrees, Rules, Judgment, Decisions, Arbitral Awards, Notification, and Policies of the relevant Authorities.

1.1.50 “Lending” means the Whole of Each Lending.

1.1.51 “Several Lending” means the Whole of Each Several Lending that shall be disbursed on the same Disbursement Day.

1.1.52 “Maturity Date” means July 29th, 2022 (Provided, in case such day falls under the day other than the Business day, the next succeeding business day unless such day would fall in the next calendar month, in which case, such due date shall be the immediately preceding business day).

1.1.53 “Unused Amount of Lending Limit” means the amount obtained by reducing the total amount of the Each Several Lending Amount disbursed from such Lender’s amount of Lending Limit with respect to Each Lender (including the amount prepaid).

1.1.54 “Assignee” means an assignee who shall be assigned the Lending Claim in accordance with Paragraph1 of Article 29.

1.1.55 “Assignor” means an assignor who shall transfer the Lending Claim in accordance with Paragraph1 of Article 29.

1.1.56 “Interest Calculation Period” means the first period shall be the period from the Disbursement Day of such Several Lending to the first Interest Payment Day. After the second period (inclusive) such Calculation Period shall be the period from the precedent Interest Payment Day to the immediately next Period with respect to Each Several Lending (provided, after Several Lending Integration Day (inclusive), Each Lending shall apply).

1.1.57 “Interest Payment Day” means the payment day of the interest, which shall be the ending day of each month and Maturity Day during the period from the next day of the First Disbursement Day to the Maturity Day (Provided, in case such day falls under the day other than the Business day, the next succeeding business day unless such day would fall in the next calendar month, in which case, such due date shall be the immediately preceding business day).

1.2 For the purpose of this Agreement, One-Month Period shall be the Period in which the calculation starting day is the Starting Day (inclusive) and the day corresponding to the starting day of the next calendar month of the month to which such Starting Day belongs is the Ending Day (inclusive), in case of integral multiple months such period shall be calculated by the way mentioned above, in mutatis mutandis (provided, in case such corresponding day falls under the day other than the Business day, the next succeeding business day shall apply unless such day would fall in the next calendar month, in which case, such due date shall be the immediately preceding business day). Provided, however, in case the calculation starting day is the last business day of the month, the ending day of such period shall be the last business day of the month in which such corresponding day belongs, and the corresponding day of the calculation starting day does not exist in the calendar month in which such period should be terminated, the last business day in such month shall be the ending day of such month.

1.3 In this Agreement the period of one week shall be the period in which calculation starting day is the Starting Day (inclusive) and the ending day of the period is the corresponding week day of the next week (inclusive) (provided, in case the corresponding week day falls under any day other than the business day, the next business day shall be the ending day whether such business day is in the next month whatsoever.

Article2 Rights and Obligations of Lender

2.1 Unless otherwise specifically provided, Lender may severally and independently execute the rights under the Agreement.

2.2 Lender shall lend the money within the amount of Lending limit.

2.3 Except for the case otherwise is separately provided in the Agreement, Lenders’ obligations hereunder shall be several and independent and Lender cannot be relieved from the performance of its obligations hereunder due to the cause that the other Lender does not perform the obligation thereof. In addition, the Lender shall not be completely liable for the fact that other Lender doesn’t perform any obligations hereunder.

2.4 In case Lender violates the Lending Obligations and doesn’t perform the Disbursement of Each Several Lending relating to such wishing disbursement day on any Wishing Disbursement Day, such Lender shall immediately compensate for damages incurred by Borrower upon the request of such Borrower. Provided, however, such compensation amount incurred by Borrower shall be obtained by reducing the amount of interests and other costs which such Borrower has expensed during the period from such Wishing Disbursement day (inclusive) to the First Interest Payment Day (exclusive) in case such Each Several Lending is disbursed on such Wishing Disbursement Day from amount of interest and other costs which Borrower has expensed or would be needed during the period from such Wishing Disbursement day (inclusive) to the First Interest Payment Day (exclusive) in case such Borrower has borrowed separately due to the cause such Lending is not disbursed on such Wishing Disbursement Day, and such compensation amount shall be limited to maximum amount of such obtained amount.

2.5 Borrower may make Lender terminate any and all Lending Obligations or reduce the part of the amount of Lending Limit within the unused total amount of Lending Limit by giving ten business days Notice to the Agent during the Period of Commitment. In case of reducing part of the total amount of Whole Lending Limit, the amount to be reduced shall be not less than 50 million yen (\50,000,000) and integral multiple thereof, and shall be the amount less than that of Whole Unused Lending Limit. In case the part of the amount of Whole Lending Limit is reduced, the amount to be reduced of Lenders’ Lending Limit shall be reduced the amounts of Each Several Lending Limit in proportion to the Participation Rate. In case the Agent receives such notice from Borrower, it shall notify Lender thereof without delay. Borrower cannot cancel such notice and the termination of the whole Lending Obligations or reducing the part of the amount of whole Lending Limit and which become effective on the day on which Borrower wishes thereof in such notice.

Article3 Use of Proceeds

Borrower shall use the money which has been raised through the Several Lending only for operating funds.

For the purpose of clarification, The Agent and Each Lender shall not be liable to supervise or review

Borrower with respect to the actual use of proceeds

Article4 Application of Several Lending

4.1 In case Borrower wishes the disbursement of the Several Lending, it is necessary for Borrower to express its intention of application for the Several Lending to all Lenders by submitting the Application form for Borrowing to the Agent by the noon of three business days before the Wishing Day of Disbursement. The submission of the application form shall be performed by sending Facsimile and confirming the receipt thereof through the telephone.

4.2 The amount of the Several Lending described in the Borrowing Forms shall be not less than 50 million yen with one unit of 10 million or the total amount of Unused Lending Limit, and the amounts of Each Several Disbursement which may be obtained from the amount of such Several Lending shall not exceed the amount of unused Lending Limit of Lender on the Wishing Disbursement Day described in the Application Form for Borrowing.

4.3 The number of Disbursement of the Several Lending on the same Wishing Disbursement Day shall be not more than one.

4.4 Expressing Intention of Application Form for the Several Lending based on Paragraph1 of this Article has become effective with having relations with all Lenders at the time when the Agent has received the Application Form. For the purpose of clarification, after the receipt of the Application Form for Borrowing by the Agent, Borrower cannot cancel or change the Application Form based on Paragraph1 of this Article in the relation with any Lender whatever the reason, if any. In case the Agent has received the Application Form for Borrowing, such Agent shall notify all lenders of the fact of Application for the Several Lending by Borrower and contents thereof by sending the copy of the Application Form for Borrowing at least 3 business days before the Wishing Disbursement Day.

Article5 Conditions Precedent of Each Several Lending

Each Lender shall perform the Disbursement relating to the Wishing Disbursement Day subject to the satisfaction of the conditions precedent set forth in the following Items on each Wishing Disbursement Day (provided, however, regardless the notice based on Paragraph1 of Article7). For the purpose of clarification, the satisfaction of the Conditions Precedent shall be performed with each Lender, and other Lenders and the Agent shall not be liable for the other Lenders’ satisfaction:

1)	The Application for the Several Lending meets the conditions set forth in Paragraph1~3 of the precedent Article.
2)	The Lending Obligations of all Lenders shall not be indemnified pursuant to Paragraph3 of Article8.
3)	All matters described in each Items of Article19 are true and correct.
4)	Borrower doesn’t violate any provision of this Agreement and there are no possibility that Borrower violate any provision hereof after such Wishing Disbursement Day.
5)	Borrower submits all of the following documents to the Agent on the day on which this agreement is executed, and the Agent and all Lenders are satisfied with the contents thereof.
(i)

The certificate of registered seal impression of the representative of Borrower who will affix and sign on the Agreement (provided, such certificate is issued within three (3) months prior to the execution of this Agreement).

(ii)

The copy of register of commerce or the certified copy of whole superseded & current entries of registration of Borrower (provided, such certificate is issued within three (3) months prior to the execution of this Agreement).

(iii)	Notification of Borrower’s seal impression and its signature by the prescribed Form by the Agent.
(iv)

The Confirmation documents by the form set forth in Exhibit2 attached hereto (Documents which certificates the completion of all procedures necessary for the Borrowing based on the execution of this Agreement, in accordance with laws and regulations and company rules of Borrower, shall be attested by the authorized executive.

6)	The Lending Obligations of such Lender are not terminated by any provision of this Agreement.

Article6 Disbursement of Several lending

6.1 In case Lender accept the Application for the Several Lending in accordance with Article4, doesn’t give any notice based on Paragraph1 of Article7, and the conditions provided for in each Item of the Precedent Article is satisfied on each Wishing Disbursement Day, Lender shall remit the amount of Each Several Lending as Disbursement relating to the Wishing Disbursement Day to the syndicate account on such Wishing Disbursement Day (provided, however, Lender shall have completed the Bank-transfer procedures to the syndicate account by 11:00 a.m. on such Wishing Disbursement Day). At the time when Lender has completed the remittance of the amount of Each Several Lending to the syndicate account, Each Several Lending relating to the Wishing Disbursement Day with respect to such Lender shall be deemed to be disbursed.

6.2 In case the Disbursement of Several Lending is performed based on the precedent Paragraph, Borrower shall promptly send to Lender which has performed the disbursement of Each Several Lending, the receipt in the form prescribed in Exhibit3 attached hereto stating the amount of Several Lending and the details of Each Several Lending in the form prescribed in Exhibie3 attached hereto. In addition the Agent shall hold the original receipts for such Lenders until such Agents are repaid all of the un-repaid amount of Each Several Lending relating to such Each Several Lending (provided, on the Integration Day and thereafter, Un-repaid Each Lending Amount).

Article7 Non-disbursement of Each Several Lending

7.1 Lender which has decided to refrain from disbursement of Each Several Lending (hereinafter referred to as “Lender of Non-disbursement) due to the cause that all or part of conditions set forth in Article5 is not satisfied, such Lender of Non-disbursement may notify the Agent, Borrower and all of other Lenders to that effect by 17:00 p.m. on the precedent business day of Wishing Disbursement Day relating to such Each Several Lending. Provided, however, even though all conditions set forth in Article5 is satisfied, if such notice is given and such Each Several Lending is not disbursed, such Lender of Non-disbursement shall not be relieved from the responsibility for Violation of Lending Obligations.

7.2 In case the Agent or Lender of Non-disbursement is incurred damages due to the cause that Each Several Lending couldn’t been disbursed by Lender of Non-disbursement, Borrower shall bear such damages; provided, however, unless non-disbursement of such Each Several Lending falls under the violation of Lending Obligations by such Non-disbursement Lender.

Article8. Indemnification of Lender

8.1 In case of occurrence of lending-impossible event, the Agent shall promptly give the notice in writing to that effect to Borrower and all Lenders.

8.2 In case Majority of Lenders (if it is difficult for Majority of Lenders concentrate their intentions, the Agent shall apply) determine that such Lending-impossible Event is resolved after giving notice set forth in precedent Paragraph, the Agent shall promptly inform to the effect that such Lending-impossible Event is resolved to Borrower and all Lenders.

8.3 During such Lending-impossible Term, the Lending Obligations of all Lenders shall be relieved.

Article9 Additional Costs and Illegality

9.1 Lenders with Additional Costs occurred may request Borrowers the burden of Additional Costs by giving notice in writing to Borrower through the Agent, in case of such request, Borrower shall pay such Additional Costs to such Lender with Additional costs occurred.

9.2 In case of request set forth in the precedent Paragraph, Borrower, by giving notice to the Agent and all Lenders, make such Lender with additional costs occurred terminate such Lending Obligation if such

Lending Obligations of the same Lender does not terminate thereof, and may make Prepayment of all amount of such Principal Balance if any Principal Balance of the Each Several Lending (provided, Several Lending Integration Day and thereafter Each Lending shall apply) of such Lender with Additional Costs occurred exists, on the day described in the notice given by Borrower (provided, however, such day shall be the day not less than 10days after such notice, and hereinafter referred to as “Terminating Lending Obligation and Additional Costs Prepayment Wishing Day”). In this case, if the Lending obligation of such Lender with Additional Costs occurred is not terminated and the Principal Balance of Each Several Lending of such Lender with Additional Costs occurred exists, it is not approved that Borrower wishes only one option from 2) Termination of Lending Obligations of such Lender with Additional Cost occurred or 2) Prepayment of Each Several Lending of Lender with Additional Costs occurred.

9.3 In case the notice set forth in Paragraph 1 is given by Borrower, the Lending Obligations of such Lender with Additional Costs occurred will be cancelled on the Terminating Lending Obligation and Additional Costs Prepayment Wishing Day. In such case Borrower shall pay Lender with Additional Costs occurred all amount of Principal Balance of all debts owed by Borrower to Lender with Additional Costs occurred based on the Agreement (all Each Several Lending the Repayment Due Date of which arrives after the next day of such Terminating Lending Obligation and Additional Costs Prepayment Wishing Day (provided, after Several Lending Integration Day, Each Lending shall apply), interests occurred until the Terminating Lending Obligations and Additional Costs Prepayment Wishing Day (inclusive) and the liquidation money notified by Lender with Additional Costs occurred (if any), and including requested burden of Additional Costs), on the Terminating Lending Obligation and Additional Costs Prepayment Wishing Day in accordance with the provisions of Article17.

9.4 In case the execution and performance and succeeding transaction of this Agreement violates any of the laws and regulations which binds any Lender, such Lender, by giving notice to that effect to Borrower through the Agent, 1) may terminate the Lending Obligations on the immediately precedent day on which such performance is deemed illegal if the fund raising for keeping of the Lending Obligations or Disbursement of Each Several Lending or planning thereof is deemed illegal, and 2) may request Borrower the repayment of all amount of Unpaid Each Several Lending (provided, Several Lending Integration Day and thereafter, such Each Lending) of Each Several Lending (provided, Several Lending Integration Day and thereafter, such Each Lending) by deeming that the Repayment Due Date of such Each Several Lending (provided, Several Lending Integration Day and thereafter, such Each Lending) has arrived on the immediately precedent day of the day on which Borrower’s performance is deemed illegal (provided, in case Repayment due date is provided by the laws and regulations, the day provided by the laws and regulations) if keeping of already disbursed Each Several Lending (provided, Several Lending Integration Day and thereafter, such Each Lending) is deemed illegal on Repayment Due Date or before relating to Each Several Lending (provided, Several Lending Integration Day and thereafter, such Each Lending).

Article10 Repayment of Principal

10.1 With respect to Each Lender, all of Each Several Lending shall become one single Lending (hereinafter referred to as “Each Lending”) on the Each Several Lending Integration Day.

10.2 Borrower shall repay the amount obtained by dividing the amount of Principal at the time of Several Lending Integration Day equally by 60 (in case there are any fraction, such fractions shall be rounded off less than one yen, and the Repayment amount of Principal on the Maturity Date shall be the amount obtained by reducing the total amount repaid on every Repayment Day from the total Repayment Amount of the Principal) to all Lenders relating to the Lending on the Repayment Day during the term and the Maturity day in accordance with the Repayment Schedule described in Annexed Table2 attached hereto based on the provision of Article17. The amount to be repaid to each Lender on each Repayment Day shall be the Amount obtained by dividing the amount of Principal in proportion to the Participation Rate on the Several Lending Integration Day with respect to all Lenders, and The amount repaid to each Lender on the Maturity date shall be each amount of Principal Balance of each Lender on the Maturity Date.

Article11 Interest

11.1 Borrower shall pay each Lender each total amount of Interest obtained by multiplying the un-repaid amount of Principal of Each Several Lending (Several Lending Integration Day and thereafter, Each Lending) by the Applied Interest rate during the Interest Calculation Period and actual number of days of the Interest Calculation Period on the Interest Payment day of the last day of the Interest Calculation Period in accordance with the provisions of Article17.

11.2 The Calculation Method of Interest shall be on a per diem basis in which the Fast day of any period will be included, but the Last Day thereof excluded being 365days per year. And dividing shall be the last calculation rounding off fractions less than one yen.

Article12 Prepayment

12.1 Borrower must not repay all or part of the amount of the Principal of the Lending (provided, in case of before the Several Lending Integration Day, Several Lending) which shall be repaid on any of Principal Repayment Day or the Maturity Day before such day (hereinafter referred to as “Prepayment”), unless Borrower obtained the approval in writing of the Agent and all Lenders in advance in case of being based on Article9 or in accordance with the following procedures.

12.2 In case of wishing of Prepayment, Borrower shall notify the following matters mentioned below in writing to the Agent at least 15 business days before the day on which Borrower wishes as the Prepayment Day (hereinafter referred to as the “Wishing Prepayment Day”):

(i) The amount of Principal (such amount must be all amount of Principal Balance of such Several Lending (provided, Several Lending Integration Day and thereafter, Lending) or not less than 50 million yen and unit of 10 million yen. In case the amount of Principal of such Several Lending (provided, Several Lending Integration Day and thereafter, Lending ) is not the all amount of Principal Balance, such amount shall be prepaid to such Lender in proportion to each rate of Principal Balance of the Several Lending (provided, Several Lending Integration Day and thereafter, Lending) relating to such Several Lending) of the Several Lending (provided, Several Lending Integration Day and thereafter, Lending), (ii) to the effect that Borrower will prepay all of the interest accrued until the Wishing Prepayment Day (inclusive) (hereinafter referred to as “Accrued Interest”) with respect to Principal amount which Borrower wishes Prepayment, and (iii) the Wishing Prepayment Day. The Agent shall promptly notify the matters described in this Paragraph (i)~(iii) to all Lenders and such Lenders shall notify consent or refusal of the Prepayment to the Agent at least 10 business days before the Wishing Prepayment Day. For the purpose of clarification if such consent or refusal notice is not delivered to the Agent at least 10 days before the Wishing Prepayment Day, such Lender shall be deemed as refusal thereof. The Agent shall determine consent or refusal of Prepayment at least 8 business days before the Wishing Prepayment Day and notify thereof to Borrower and all Lenders.

12.3 In case the Prepayment is approved in accordance with the precedent Paragraph, and if the Wishing Prepayment Day is the day other than Interest Payment Day, all Lenders shall notify the amount of Liquidation Money to Borrower and the Agent at least 2 business days before the Wishing Prepayment Day. Borrower shall pay the total amount of the Principal and Interest of the Several Lending (provided, on the

Several Lending Integration Day and thereafter, Lending), and Liquidation Money (if any) on the Wishing Prepayment Day in accordance with the provision of Article17. For the purpose of Clarification, even if such Prepayment is performed, each Lenders’ Lending obligations relating to Each Several Lending the Disbursement Day of which arrives thereafter are not affected at all.

12.4 In case Part of Principal of the Lending is prepaid based on the provisions of this Article, the Principal with later Prepayment Day is applied with priority.

Article 13 Late Payment Charges

13.1 In case Borrower delays in performing the debt to Lender or Agent under the Agreement, Borrower shall promptly pay the amount of Late Payment Charges obtained by multiplying the amount of debts of late performance by annual rate of 14% (so long as observing laws and regulations) with respect to the period from the day on which Borrower shall perform the debt (inclusive) to the day on which such late performance of debt (hereinafter referred to as the “Debt of Late Performance”) is completely performed (inclusive), in accordance with the provisions of Article17, upon the request of Agent.

13.2 Calculation Method of Late Payment Charges shall be per diem basis and including the First and the last day of a certain period being 365 days per year, and Dividing the number is performed in the Last, rounding off fractions less than one yen.

Article14 Commitment Fee

14.1 Borrower shall pay Lender as the amount of Commitment Fee obtained by multiplying the average balance of unused amount of Lending Limit of such Lender by the Rate for Commitment Fee with respect to the Commitment Fee Calculation Period on the day designated by the Agent within 5 business days from the ending day of the Commitment to Borrower and all Lenders. In case of the performance of Each Several Lending or the change of the amount of Lending limit in accordance with the provisions of Paragraph 5 of Article 2, each unused amount of Lending Limit of such Lender on the day on which such Lending or change is performed shall be each Unused Amount of Lending Limit changed due to such performance or changes. The calculation of the Commitment Fee by the Agent shall be definite and binding as far as there are no clear mistakes.

14.2 Notwithstanding the provision of the precedent Paragraph, in case Lending Obligations of all Lenders in accordance with the provisions of Paragraph 1 of this Article, Borrower shall not be liable to all Lenders for Payment of Commitment Fee corresponding to the Lending Impossible Period.

14.3 Notwithstanding the provisions of Paragraph1 of this Article, in case any Non-bank Lender’s (hereinafter referred to as “Non-bank Lender” registered based on the Money Lending Business Act, Article3, Paragraph1, the same shall apply hereafter) interest rates (expressed by percentage point) that can be obtained by the following formula exceeds as annual rate of 15% on the ending day of the Commitment Fee Calculation Period, Borrower shall not be liable to pay the amount of the Interest corresponding to the part which exceeds 15% of the annual rate obtained by the said formula and the amount of Commitment Fee to such Non-bank Lender. For the purpose of clarification, the Agent shall not be liable to confirm whether such percentage point obtained by such formula exceeds 15% or not.

The Formula: (A+B) ÷ (C) × 365 ÷(D) (%)

A: Total amount of Commitment Fees which should be paid to such Non-bank Lender

B: Total amount of Interest relating to all Each Several Lending with respect to such Non-bank Lender

C: Total Amount of Average Principal Balance of all of Each Several Lending

D: Actual Number of Commitment Fee Calculation Period

14.4 The calculation method of Commitment Fee Based on this Article, Paragraph1 shall be on a per diem basis of being 365 days per year including the fast and the last days of a certain period, and dividing procedure shall be in the past rounding off fractions less than one (1) yen.

Article15. Agent Fee

Borrower must pay the Agent fee to the Agent for the Agent Services agreed separately between Borrower and the Agent as provided for in the Agreement.

Article 16 (Expenses, Taxes and Public Charges)

16.1 The Borrower shall bear all costs incurred in relation to the preparation, modification or amendment of this Agreement and relevant documents hereof (including attorneys’ fees) and all costs incurred in the maintenance or enforcement of the rights or the performance of the obligations by the Lender or the Agent hereunder and relevant documents hereof (including attorney fees) unless it contradicts the Laws. If the Lender or the Agent paid such costs in the place of the Borrower, the Borrower shall pay the same in accordance with the provisions of Article 17 immediately upon the request from the Agent.

16.2 The Borrower shall bear all costs of stamp duties and other similar Taxes and Public Charges incurred in relation to the preparation, modification or execution of this Agreement and relevant documents hereof. If the Lender or the Agent paid such costs in the place of the Borrower, the Borrower shall pay the same in accordance with the provisions of Article 17 immediately upon the request from the Agent.

Article 17 (Performance of Obligations by Borrower)

17.1 The Borrower shall deposit money to the account of the Agent to the extent that it does not contradict the Laws in order to perform its obligations hereunder by the Due Time if the Due Date is specified hereunder, or immediately upon the request from the Agent if no Due Date is specified hereunder. In such a case, the Borrower is deemed to have performed its obligations to the Agent or the Lender at the time of deposit to the account of the Agent.

17.2 Unless otherwise provided in this Agreement, the Borrower may not pay its obligations hereunder directly to any Lender other than the Agent contrary to the preceding paragraph. The Lender who received such payment shall immediately pay the money received to the Agent, and the obligation for such money is deemed to have been performed by receipt of such money by the Agent. The Borrower may not perform its obligations hereunder by substitute performance unless the Agent and All Lenders give their prior written approval.

17.3 The payment by the Borrower hereunder shall be appropriated in the following order:

(i) Money paid by the Agent in the place of the Borrower, the Agent Fee and delay damages thereof among the costs to be borne by the Borrower hereunder;

(ii) Money payable to third parties among the costs to be borne by the Borrower hereunder;

(iii) Money paid by the Lender in the place of the Borrower and delay damages thereof among the costs to be borne by the Borrower hereunder;

(iv) Delay damages (excluding delay damages stipulated in the items 1 and 3 of this paragraph) and

Settlement Money;

(v) Commitment Fee;

(vi) Interest on the Individual Loan (or the Aggregate Loan on or after the Consolidation Date of Individual Loans); and

(vii) Principal of the Individual Loan (or the Aggregate Loan on or after the Consolidation Date of Individual Loans).

17.4 In the appropriation in the preceding paragraph, if the appropriation amount is less than the amount of any of the items, the first item that is not fully appropriated (hereinafter referred to as “Unappropriated Item”) shall be appropriated by dividing the remainder of amount appropriated to the higher priority items in proportion to the amount of each payment obligation of the Borrower becoming due for such Unappropriated Item.

17.5 The Borrower shall not deduct the Taxes and Public Charges from the payment of obligations hereunder unless required by Laws. If any Taxes and Public Charges need to be deducted from the amount payable by the Borrower, the Borrower shall pay by adding the necessary amount so that the Lender or the Agent may receive the amount if the Taxes and Public Charges are not imposed. In such a case, the Borrower shall directly send to such Lender or the Agent the certificate of tax payment related to withholding taxes issued by the tax authority or other supervisory authority in Japan within 30 days from the date of payment.

Article 18 (Distribution to Lenders)

18.1 If there still exists any remainder after deducting the amount corresponding to those described the items 1 and 2 of the paragraph 3 of the preceding Article from the amount paid by the Borrower pursuant to the preceding Article, the Agent shall immediately distribute such remainder to the Lenders in accordance with the provisions of this Article.

18.2 If, prior to the distribution to the Lenders by the Agent in accordance with this Article, (a) an order of provisional attachment, preservative attachment or attachment in relation to the Loan Claim was served on the Borrower, (b) an assignment was made with respect to the Loan Claim, or (c) the obligations were performed by third parties, the rights and obligations of the Borrower, the Agent and the Lenders shall be regulated in accordance with the following provisions:

(a)

(i) In the case that the Agent completed the distribution to the Lenders under this Article prior to the receipt of a notice from the Borrower pursuant to the paragraph 5 of Article 20 that an order of provisional attachment, preservative attachment or attachment for the Loan Claim was served on the Borrower.

In this case, even if any Damages are incurred by the creditors having an order of provisional attachment, preservative attachment or attachment, the Borrower, the Lenders or other third parties due to such distribution by the Agent, the Agent will not be liable for such Damages and the Borrower shall deal with such Damages at its own costs and responsibilities. If the Agent suffers any Damages caused by such distribution, the Borrower shall compensate for such Damages.

(ii) In the case that the Agent received a notice from the Borrower pursuant to the paragraph 5 of Article 20 that an order of provisional attachment, preservative attachment or attachment for the Loan Claim related to such distribution was served on the Borrower after the performance of obligations by the Borrower in accordance with the provisions of paragraphs 1 and 2 of the preceding Article and prior to the completion of distribution to the Lenders under this Article.

In this case, (i) the Agent may withhold the distribution of money related to such notice under this Article, and may proceed in such other manner as the Agent deems reasonable, and (ii) the Agent shall distribute money received from the Borrower other than the money related to such notice pursuant to the appropriation method stipulated in the paragraphs 3 and 4 of the preceding Article. If any Damages are incurred by the creditors having an order of provisional attachment, preservative attachment or attachment, the Borrower, the Lenders or other third parties due to the actions taken by the Agent pursuant to the provisions of this item (i) or the distribution by the Agent under this item (ii), the Agent will not be liable for such Damages and the Borrower shall deal with such Damages at its own costs and responsibilities. If the Agent suffers any Damages caused by such actions against distribution or such distribution, the Borrower shall compensate for such Damages.

(iii) In the case that the Agent received a notice from the Borrower pursuant to the paragraph 5 of Article 20 that an order of provisional attachment, preservative attachment or attachment was served on the Borrower prior to the performance of obligations by the Borrower in accordance with the provisions of paragraphs 1 and 2 of the preceding Article.

In this case, the Agent shall distribute money pursuant to the appropriation method stipulated in the paragraphs 3 and 4 of the preceding Article, considering there is no claim related to such notice. Even if any Damages are incurred by the creditors having an order of provisional attachment, preservative attachment or attachment, the Borrower, the Lenders or other third parties due to the distribution by the Agent, the Agent will not be liable for such Damages and the Borrower shall deal with such Damages at its own costs and responsibilities. If the Agent suffers any Damages caused by such distribution, the Borrower shall compensate for such Damages;

(b) In the case that the Assignor and the Assignee in their joint names notified the Agent of the fact of assignment of the Loan Claim pursuant to the paragraph1 of Article 29. For the avoidance of doubt, if the Loan Claim is assigned pursuant to the provisions of Article 28, this item is applied with the Assignor replaced with the assigning Lender, and the Assignee with the assigned Lender.

In this case, the Agent shall commence all administrative procedures necessary to treat such Assignee as the creditor of such Loan Claim immediately after the receipt of such notice, and the Agent will not be held liable if the Agent treats the previous Lender as the effective Lender until the Agent notifies the Borrower, the Assignor and the Assignee that such administrative procedures have been completed. If any Damages are incurred by the Assignee or other third parties due to such treatment by the Agent, the Agent will not be liable for such Damages and the Borrower and the Assignor of such Loan Claim shall deal with such Damages at their own costs and responsibilities. If the Agent suffers any Damages resulting from this item, the Borrower and the Assignor of such Loan Claim shall jointly compensate for such Damages; or

(c) In the case that the third party who repaid pursuant to the provisions of paragraph 2 of Article 30 and the Lender who received such repayment in their joint names, or the Borrower in its own name, notified the Agent of the fact of repayment by third party under the paragraph 2 of Article 30.

In this case, the Agent shall commence all administrative procedures necessary to treat a right to indemnity obtained by such third party and a claim obtained by subrogation in the same manner as the Loan Claim related to such repayment immediately after the receipt of either of such notices, and the Agent will not be held liable if the Agent treats such repayment by the third party as not having been made until the Agent notifies the Borrower, such third party and the Lender who received such repayment by the third party that such administrative procedures have been completed. If any Damages are incurred by such third party or other third party due to such treatment by the Agent, the Agent will not be liable for such Damages the Borrower and the Lender who received such repayment by the third party shall deal with such Damages at their own costs and responsibilities. If the Agent suffers any Damages resulting from this item, the Borrower and the Lender who received such repayment by the third party shall jointly compensate for such Damages.

18.3 The distribution by the Agent to the Lenders shall be made in the order from the items (iii) to (vii) of paragraph 3 of the preceding Article. If an Unappropriated Item arises for the amount to be distributed, the appropriation and distribution for such Unappropriated Item shall be made in accordance with the provisions of paragraph 4 of the preceding Article. In this case, each Lender may, at its discretion, determine the order and method of appropriation for the repayment of obligations to such Lender by the Borrower with respect to the amount so distributed regardless of the provisions of paragraphs 3 and 4 of the preceding Article, and the Borrower will not object to such determination, provided, however, even if any of the Lenders appropriated the repayment in an order different from the order stipulated in the provisions of paragraphs 3 and 4 of the preceding Article, the Agent may deem that the Lender appropriated the repayment pursuant to the provisions of paragraphs 3 and 4 of the preceding Article, and the Agent may thereafter make such distribution to each Lender on the basis that All Lenders has made appropriation pursuant to the provisions of paragraphs 3 and 4 of the preceding Article. The Agent will not be liable as long as the Agent makes such distribution even if the distributed amount is different from the amount appropriated by each Lender.

18.4 If the Borrower makes the remittance stipulated in the paragraph 1 of the preceding Article later than the Due Time, the Agent will not assume an obligation to make the distribution stipulated in the paragraph 1 of this Article within the same day. In this case, the Agent shall make the distribution immediately after the receipt of remittance from the Borrower, and any Damages incurred by the Lender or the Agent due to such distribution shall be borne by the Borrower.

18.5 Upon request from the Agent and if such request is based on a reasonable cause, the Lender who received such request shall immediately notify the Agent of the amount of loan it holds against the Borrower hereunder (including breakdown). In this case, the obligation of the Agent to make the distributions stipulated in the paragraph 1 of this Article arises at the time all such notices reach the Agent. If any Damages are incurred by the Lenders or the Agent due to delay in delivery of such notice without reasonable cause, the Lender causing such delay shall be liable for such Damages.

18.6 The Agent may make a distribution to the Lender by Advance Payment (accompanying no obligation). The Advance Payment does not mean the performance of obligations by the Borrower. If Advance Payment is made and if the Borrower does not perform the obligations in relation to such Advance Payment by the Due Time, the Lender who received the distribution by Advance Payment under this paragraph shall reimburse to the Agent the amount of such Advance Payment immediately upon request from the Agent. The Lender shall pay to the Agent, immediately upon request from the Agent, the Advance Payment Cost required for such Advance Payment in proportion to the amount of Advance Payment that it received. If the Lender paid such Advance Payment Cost to the Agent, the Borrower shall compensate such Lender for such Advance Payment Cost. If the Agent completed the procedures for Advance Payment of the distribution to the Lender prior to the receipt of notice from the Borrower pursuant to the paragraph 5 of Article 20 that an order of provisional attachment, preservative attachment or attachment was served on the Borrower, and even if any Damages are incurred by the creditors having an order of provisional attachment, preservative attachment or attachment, the Borrower, the Lenders or other third parties due to such Advance Payment of the distribution by the Agent, the Agent will not be liable for such Damages and the Borrower shall deal with such Damages at its own costs and responsibilities. If the Agent suffers any Damages (including, but not limited to, the money not reimbursed or not paid in the case of non-reimbursement or non-payment of the money to be reimbursed or to be paid to the Agent by the Lender stipulated in the third and fourth sentences of this paragraph) caused by such Advance Payment of the distribution, the Borrower shall compensate for such Damages.

Article 19 (Representations and Warranties by Borrower)

The Borrower represents and warrants to the Lenders and the Agent that each of the following items is true and correct as of the execution date of this Agreement, the Commitment Start Date and each Drawdown Date:

(i) The Borrower is a joint-stock company duly incorporated and currently validly existing under the laws of Japan;

(ii) The execution and performance of this Agreement and transactions hereunder by the Borrower are the actions within the purposes of the Borrower’s company, and the Borrower has completed all the procedures thereof necessary under the Laws, the articles of incorporation and other internal company rules of the Borrower;

(iii) The execution and performance of this Agreement and transactions hereunder by the Borrower do not

(a) contradict the Laws that are binding on the Borrower, (b) contradict the articles of incorporation and other internal company rules of the Borrower, and (c) contradict any contract with a third party to which the Borrower is a party or which binds the Borrower or its assets;

(iv) The person, representing the Borrower, who signs or affixes his/her name and seal on this Agreement is authorized to sign or affix his/her name and seal hereon by representing the Borrower in accordance with all the procedures necessary under the Laws, the articles of incorporation or other internal company rules of the Borrower;

(v) This Agreement is legally and validly binding on, and enforceable in accordance with each provision hereof against, the Borrower;

(vi) The Financial Statements (the audited Financial Statements if the Borrower is obligated to conduct an audit on such Financial Statements in accordance with the Laws and if it has otherwise conducted an audit) (or the Reports if the Borrower has prepared the Reports) prepared by the Borrower are accurate and duly prepared in light of the accounting standards that are generally accepted as fair and appropriate ones in Japan. If the Borrower is obligated to receive an audit on such Financial Statements in accordance with the Laws, the Borrower has received a necessary audit;

(vii) No material change has occurred, which may materially affect the performance of obligations by the Borrower hereunder with respect to the information provided by the Borrower to the Agent or the Lender in relation to this Agreement, or which may, after the conclusion of accounting period ending in March 2016, deteriorate the business, properties, or financial condition of the Borrower described in the Financial Statements (the audited Financial Statements if the Borrower is obligated to conduct an audit on such Financial Statements in accordance with the Laws and if it has otherwise conducted an audit) (or the Reports if the Borrower has prepared the Reports) prepared by the Borrower for such accounting period and other accounting documents, and may materially affect the performance of obligations by the Borrower hereunder;

(viii) No lawsuit, arbitration, administrative procedure, or any other dispute has commenced and will possibly commence against the Borrower, which will or may cause significant adverse effect on the performance of obligations by the Borrower hereunder;

(ix) No event stipulated in each item of paragraph 1 or each item of paragraph 2 of Article 21, nor event constituting such event by notice or passage of time or by both, has occurred and will possibly occur; and

(x) The Borrower does not fall under any of the following subitems (a) through (n):

(a) An organized crime group (meaning a group the members (including the members of the member group of such group) of which may foment violent and unlawful acts and the like collectively or habitually; the same applies hereinafter in this item);

(b) An organized crime group member (meaning a member constituting an organized crime group; the same applies hereinafter in this item);

(c) A person for whom five years have not elapsed from the date the person ceased to be an organized crime group member;

(d) A quasi member of an organized crime group (meaning a person who has a relation with organized crime groups other than a member of an organized crime group and may conduct violent and unlawful acts and the like backed by the force of an organized crime group, or a person who cooperates in or is involved in the maintenance or operation of an organized crime group by providing funds, weapons and the like to the organized crime group or the members thereof; the same applies hereinafter in this item);

(e) An affiliated company of an organized crime group (meaning a company in which an organized crime group member is substantially involved in its management, or a company managed by a quasi member of an organized crime group or a former organized crime group member which actively cooperates in or is involved in the maintenance or operation of the organized crime group by providing funds to the organized crime group, or a company which actively utilizes an organized crime group in the company in which it is involved or in the execution of its business and cooperates in the maintenance or operation of the organized crime group);

(f) A corporate racketeer and the like (meaning a corporate racketeer, a corporate extortionist and the like who may conduct violent and unlawful acts in pursuit of illegal interest targeting companies and poses a threat to the safety of civil life);

(g) A group engaging in criminal activities under the pretext of conducing social campaigns (meaning a person who conducts false social campaigns or political activities, or professes to be engaging in such campaigns and activities, and may conduct violent and unlawful acts and the like in pursuit of illegal interest, and poses a threat to the safety of civil life);

(h) A crime group specialized in intellectual crimes and the like (meaning a group or an individual other than those listed in the above subitems (a) through (g), who uses the force of an organized crime group backed by a relation with the organized crime group, or has a financial relation with an organized crime group and is a core of structural unlawful acts);

(i) A person equivalent to those listed in the above subitems (a) through (h);

(j) A person having a relation where those who fall under any of the above subitems (a) through (i) (hereinafter referred to as the “organized crime group members” in this item) are deemed to control management of such person;

(k) A person having a relation where the organized crime group members are deemed to be substantially involved in the management of such person;

(l) A person having a relation where the person is deemed to unduly utilize the organized crime group members for the purpose of acquiring illicit benefit for itself, its company or third parties, or of causing damage to third parties;

(m) A person having a relation where the person is deemed to be involved in providing funds or convenience to the organized crime group members; or

(n) A person whose officers or staff who are substantially involved in its management have a socially condemnable relation with the organized crime group members.

Article 20 (Covenants of Borrower)

20.1 The Borrower covenants that it performs, at its expense, the matters described in each of the following items on and after the execution date of this Agreement until the Borrower completes the performance of all of its obligations hereunder to the Lenders and the Agent:

(i) If any event stipulated in each item of paragraph 1 or each item of paragraph 2 of Article 21, or any event constituting such event by notice or passage of time or by both has occurred or will possibly occur, the Borrower shall immediately notify the Agent and All Lenders of such event;

(ii) If the Borrower prepares the Financial Statements, the Borrower shall promptly submit to the Agent and All Lenders a copy of such Financial Statements, provided, however, if the Borrower prepares the Reports, the Borrower shall, promptly upon the submission of the same to the Director General of the competent Finance Bureau, submit a copy of such Reports to the Agent and All Lenders in place of a copy of the Financial Statements. For the avoidance of doubt, if the Borrower discloses the Reports electronically by the Electronic Disclosure System related to the disclosure documents such as the annual securities reports under the Financial Instruments and Exchange Act (the Electronic Data Processing System for Disclosure stipulated in Article 27-30-2 of the Financial Instruments and Exchange Act) (EDINET), such copy is deemed to have been submitted at the time of such disclosure. If the Agent or any of the Lenders requests the Borrower to submit a copy of the Reports, the Borrower shall promptly submit such copy to the Agent or the Lender. Such Financial Statements (or the Reports if the Borrower has prepared the Reports), if prepared, shall be accurate and duly prepared in light of the accounting standards that are generally accepted as fair and appropriate ones in Japan. If the Borrower is obligated to receive an audit on such Financial Statements in accordance with the Laws, the Borrower shall receive a necessary audit;

(iii) If the Borrower has prepared the Financial Statements or the Reports for the accounting periods ending on or after the execution date of this Agreement, the Borrower shall promptly submit to the Agent and All Lenders the documents in the form of Exhibit 4 attached hereto in which the compliance of matters stipulated in the paragraph 1 of Article 30 may be confirmed;

 (iv) Upon request from the Agent or the Lender through the Agent, the Borrower shall immediately report to the Agent and All Lenders the status of properties, management or business of the Borrower, its Subsidiaries and Affiliates, and shall provide benefit necessary to facilitate the investigations thereof;

(v) If any material change has occurred, or will possibly occur by passage of time, to the status of properties, management or businesses of the Borrower, its Subsidiaries or Affiliates, or if any lawsuit, arbitration, administrative procedure, or any other dispute has commenced or will possibly commence against the Borrower, which will or may cause significant effect on the performance of obligations by the Borrower hereunder, the Borrower shall immediately report to the Agent and All Lenders such fact; and

(vi) If any of the items of the preceding Article is found untrue, the Borrower shall immediately report to the Agent and All Lenders of such fact.

20.2 If the Majority Lenders determine that it is necessary to preserve the claims against the Borrower hereunder and request the Borrower through the Agent in writing to preserve such claims, the Borrower covenants that it would immediately offer security interest with the same priority for each Lender and the Agent on the Borrower’s assets designated by the Majority Lenders and the Agent by making such claims of All Lenders and the Agent against the Borrower hereunder the secured claims with the contents and in the form satisfactory to the Majority Lenders and the Agent.

20.3 The Borrower covenants that it complies with each of the following items on and after the execution date of this Agreement until the Borrower completes the performance of all of its obligations hereunder to the Lenders and the Agent:

(i) The Borrower maintains licenses and permits necessary to conduct its principal business, and continue the business in compliance with all Laws;

(ii) The Borrower will not change its principal business;

(iii) Unless otherwise specified in the Laws, the Borrower will not subordinate the payment of all of its debts hereunder to the payment of any unsecured and non-subordinate debts (including any debts that will not be fully collected after the foreclosure sale of the security among the secured loans) or at least treat it with the same priority;

(iv) The Borrower will not, without approval of the Agent and All Lenders, execute reorganization (having the meaning as defined in the item 26 of Article 2 of the Companies Act), merger, company split, share exchange, share transfer, assignment of a whole or a part of its business or assets to third parties (including the assignment for a sale and leaseback transaction), capital reduction, succession to a whole or a part of material business or assets of third parties with respect to the Borrower, its Subsidiaries and Affiliates, which will or may cause significant adverse effect on the performance of obligations by the Borrower hereunder;

(v) The Borrower will not fall under any of the items 10 (a) through (n) of Article 19; and

(vi) The Borrower will not conduct any act falling under any of the following subitems (a) through (e) by itself or by utilizing third parties:

(a) Violent demands;

(b) Unlawful demands beyond legal liability;

(c) Any act using threatening words or violence in relation to a transaction;

(d) Any act that is detrimental to the credibility of the Lenders or the Agent by spreading rumors or using fraudulent means or force, or any act that interferes with the business of the Lenders or the Agent; or

(e) Other acts equivalent to the above subitems (a) through (d).

20.4 (i) The Borrower covenants that it will maintain the amount of net assets in its nonconsolidated balance sheet as of the last day of accounting period of its each fiscal year ending on or after the execution date of this Agreement respectively at 75% or more of the amount of net assets in its nonconsolidated balance sheet as of either the last day of previous accounting period thereof or the last day of accounting period ending in March 2016, whichever the greater.

(ii) The Borrower covenants that it will maintain the amount of net assets in its consolidated balance sheet as of the last day of accounting period of its each fiscal year ending on or after the execution date of this Agreement respectively at 75% or more of the amount of net assets in its consolidated balance sheet as of either the last day of previous accounting period thereof or the last day of accounting period ending in March 2016, whichever the greater.

(iii) The Borrower covenants that it will not post an ordinary loss for two consecutive fiscal years with respect to the ordinary profit and loss in its nonconsolidated profit and loss statement for the accounting period of its each fiscal year ending on or after the execution date of this Agreement.

(iv) The Borrower covenants that it will not post an ordinary loss for two consecutive fiscal years with respect to the ordinary profit and loss in its consolidated profit and loss statement for the accounting period of its each fiscal year ending on or after the execution date of this Agreement.

18.5 If the Borrower receives service of an order of provisional attachment, preservative attachment or attachment in relation to the Loan Claim, it shall immediately notify All Lenders through the Agent in writing of such service together with a copy of such order.

Article 21 (Event of Acceleration)

21.1 If any of the events described in the items below has occurred, all obligations of the Borrower to All Lenders and the Agent hereunder will become due and payable as a natural consequence without any notice or demand from the Lender or the Agent, and the Borrower shall immediately pay the principal of Individual Loan (or the Aggregate Loan on or after the Consolidation Date of Individual Loans), interest, Settlement Money, and all other money owed by the Borrower hereunder in accordance with the provisions of Article 17, whereby the Lending Obligations of All Lenders will be extinguished:

(i) If any payment by the Borrower has been suspended, or if a petition of commencement of bankruptcy procedures, commencement of civil rehabilitation procedures, commencement of corporate reorganization procedures, commencement of special liquidation, or commencement of any other similar legal arrangement procedures (including similar petition filed outside Japan) against the Borrower is submitted;

(ii) If the Borrower adopts the resolution for dissolution or receives an order of dissolution (excluding the dissolution of the Borrower resulting from an absorption-type merger or an consolidation-type merger);

(iii) If the Borrower abolishes its business;

(iv) If the Borrower receives a disposition to suspend transactions with a clearinghouse or a disposition to suspend transactions from densai.net Co., Ltd., or receives similar measures from other electronic credits recording institution; or

(v) If any order or notice of provisional attachment, preservative attachment or attachment (including any similar procedures outside Japan) has been sent out, or if any lawsuit that orders an enforcement of preservative attachment or attachment has been filed, with respect to the deposit claims or other claims held by the Borrower against the Lender.

21.2 If any of the events described in the items below has occurred, all obligations of the Borrower to All Lenders and the Agent hereunder will become due and payable upon notice from the Agent to the Borrower under the request of the Majority Lenders, and the Borrower shall immediately pay the principal of Individual Loan (or the Aggregate Loan on or after the Consolidation Date of Individual Loans), interest, Settlement Money, and all other money owed by the Borrower hereunder in accordance with the provisions of Article 17, whereby the Lending Obligations of All Lenders will be extinguished:

(i) If the Borrower has delayed the performance of a whole or a part of its monetary obligations to the Lender or the Agent whether under this Agreement or not;

(ii) If any matter described in each of the items of Article 19 has been found untrue;

(iii) Except for the case described in the item (i) of this paragraph, if the Borrower has breached any of its obligations hereunder (provided, however, if the breach has not been remedied for ten or more Business Days after the occurrence thereof in the case of breach that could be remedied);

(iv) If any order or notice of attachment, provisional attachment, preservative attachment or provisional disposition (including any similar procedures outside Japan) has been sent out, or if auction procedures have commenced, with respect to the subject of security offered by the Borrower to the Lender;

(v) If any of the outstanding corporate bonds issued by the Borrower have become due and payable before the original due date;

(vi) If the Borrower has delayed the performance of a whole or a part of its monetary obligations other than those hereunder or if such monetary obligations have become due and payable before the original due date, or if the Borrower has delayed the performance of a whole or a part of its guarantee obligations on debts owed by third parties though the performance obligations thereof has occurred;

(vii) If the Borrower has suspended its business or received dispositions such as suspension of business from the competent government authorities;

(viii) If a petition for special conciliation is filed; or

(ix) Except for each of the preceding items, if the status of business or assets of the Borrower deteriorates or may deteriorate and thereby it is deemed necessary to preserve the claims.

21.3 If the notice dispatched pursuant to the preceding paragraph was delayed or not delivered due to the fault of the Borrower, all obligations of the Borrower hereunder will become due and payable at the time such notice should have been delivered, and the Borrower shall immediately pay the principal of Individual Loan (or the Aggregate Loan on or after the Consolidation Date of Individual Loans), interest, Settlement Money, and all other money owed by the Borrower hereunder in accordance with the provisions of Article 17, whereby the Lending Obligations of All Lenders will be extinguished.

21.4 If the Lender has become aware of the occurrence of any event described in the items (i) through (iv) of the paragraph 1 of this Article or each item of the paragraph 2 of this Article, the Lender shall immediately notify the Agent of such occurrence, and the Agent shall notify all other Lenders of the occurrence of such event. In the event described in the item (v) of the paragraph 1 of this Article, if the Lender, who is the debtor of the claim in such event, has become aware of the occurrence of such event, the Lender shall notify the Borrower, all other Lenders and the Agent of such occurrence thereof.

Article 22 (Offset, Exercise of Security Interest, and Sale by Private Contract)

22.1 If the Borrower is required to perform its obligations to the Agent or the Lender upon due date, acceleration or otherwise, the Agent or the Lender may (a) offset its claims against the Borrower hereunder with the deposit obligations, obligations under an insurance contact or other obligations of the Agent or the Lender to the Borrower, whether or not such obligations are due and payable, regardless of the provisions of the paragraph 2 of Article 17, and (b) omit prior notice and prescribed procedures, receive reimbursement of the deposited amount on behalf of the Borrower, and appropriate this amount to the payment of obligations. The interest, Settlement Money and delay damages for claims and obligations in the case of such offset or appropriation to payment shall be calculated assuming that such claims and obligations will be extinguished on the date of such calculation, and the interest rate or the rate of delay damages shall be in accordance with the provisions of agreement thereon, and the foreign exchange rate at the time of calculation reasonably determined by the Agent or the Lender shall be applied.

22.2 The Borrower may offset its deposit claims, claims under an insurance contract or other claims against the Agent or the Lender that have become due with its obligations hereunder owed to the Agent or the Lender that have become due regardless of the provisions of the paragraph 2 of Article 17 only if the Borrower necessarily preserve such claims. In this case, the Borrower shall give written offset notice and promptly submit to the Agent or the Lender the certificates of deposit claims, claims under an insurance contract or other claims being offset and the passbook affixed with the registered seal. The interest and delay damages for claims and obligations in the case of such offset shall be calculated assuming that such claims and obligations will be extinguished on the delivery date of such offset notice, and the interest rate or the rate of delay damages shall be in accordance with the provisions of agreement thereon, and the foreign exchange rate at the time of calculation reasonably determined by the Agent or the Lender shall be applied.

22.3 If the Borrower is required to perform its obligations to the Agent or the Lender upon due date, acceleration or otherwise, the Agent or the Lender may exercise its security interest (including the collection through real subrogation, receipt of substitute performance of assets on which security interest is established, or private disposition of such assets; hereinafter referred to as “Exercise of Security Interest”) regardless of the provisions of the paragraph 2 of Article 17.

22.4 If the Borrower is required to perform its obligations to the Agent or the Lender upon due date, acceleration or otherwise regardless of the provisions of the paragraph 2 of Article 17, the Borrower may, with prior written notice to the Agent, sell by private contract the assets subject to the security interest granted in favor of the Agent or the Lender, pay the money received directly to the Agent or the Lender as the performance of obligations hereunder, or make payment in substitution with the assets subject to the security interest granted in favor of the Agent or the Lender as the performance of obligations hereunder. Such payment may be deemed to be the performance of obligations hereunder.

22.5 If the principal of each Individual Loan (or each Loan on or after the Consolidation Date of Individual Loans) of the Lender is repaid or offset on the date other than the Interest Payment Date for reasons not attributable to the Lender (including, but not limited to, the case where the principal of each Individual Loan (or each Loan on or after the Consolidation Date of Individual Loans) ceases to exist by offset pursuant to the paragraph 1 of this Article), and in the case that the reinvestment interest rate of each Individual Loan (or each Loan on or after the Consolidation Date of Individual Loans) being repaid or offset is lower than the interest rate applied for the Interest Rate Calculation Period that includes the date of such repayment or offset of each Individual Loan (or such each Loan on or after the Consolidation Date of Individual Loans), the Borrower shall pay to the Lender the Settlement Money in relation to such repayment or offset on the same day as the date of such repayment or offset in accordance with the provisions of Article 17 unless otherwise provided herein.

22.6 If an offset or appropriation to repayment is made pursuant to the paragraph 1 or 2 of this Article, or if the security interest is exercised pursuant to the paragraph 3 of this Article, or if the assets subject to the security interest are sold by private contract or accepted as substitute performance pursuant to the paragraph 4 of this Article, the Lender shall, for the paragraphs 1 and 3 of this Article, and the Borrower, for the paragraphs 2 and 4 of this Article, shall promptly notify the Agent in writing of the details thereof. If any Damages are incurred by the Lender or the Agent due to delay of such notice without any reasonable cause, either the Lender who has failed to give such notice or the Borrower who has failed to give such notice shall bear such damages.

Article 23 (Arrangement among Lenders and Agent)

23.1 If the obligations of the Borrower against any of the Lenders hereunder has been extinguished without following the provisions of Articles 17 and 18 (excluding the cases of offset or appropriation to repayment under the paragraph 1 or 2 of the preceding Article) (hereinafter such Lender is referred to as the “Obligation Ceasing Lender” in this paragraph), unless otherwise provided hereunder, All Lenders and the Agent shall make an arrangement among the Lenders and the Agent by assigning claims or receiving claims pursuant to the provisions of each of the following items or through other reasonable measures so as to obtain the same results as the cases where the repayment is made pursuant to the provisions of Articles 17 and 18 and the obligations to the Agent and the Lenders are extinguished. If agreement of All Lender and the Agent to such assignment of claims, receipt of claims or other reasonable measures, All Lenders shall follow the measures determined by the Agent at its discretion, provided, however, if the claim is to be assigned as the matter of arrangement among the Lenders and the Agent stipulated in this paragraph (including, but not limited to, the cases stipulated in the item 2 of this paragraph), the Lender who will be the Assignor of such claim may refuse such assignment:

(i) When assuming that the amount in relation to extinguishment of the obligations has been paid to the Agent at the time of the extinguishment of obligations pursuant to the provisions of the paragraph 1 of Article 17, the Agent shall specify the claim the payment of which other Lenders and the Agent (hereinafter referred to as the “Other Lenders” in this paragraph) would have received pursuant to the provisions of Articles 17 and 18, and calculate the amount thereof;

(ii) The Obligation Ceasing Lender shall purchase from such Other Lenders at the face value the part of claims equivalent to the amount calculated by the Agent pursuant to the preceding item among the claims of Other Lenders specified by the Agent pursuant to the preceding item; and

(iii) If the purchase of claim stipulated in the preceding item is made, Other Lenders who sold such claim shall, at their own expense, notify the Borrower with an instrument bearing a certified date specified in Article 467 of the Civil Code promptly after the sale of such claim.

23.2 Notwithstanding the preceding paragraph, in the case of the following items, the arrangement among the Lenders and the Agent stipulated in the preceding paragraph will not be made and only the relevant Lenders shall receive the repayment:

(i) If the security interest is exercised by the Lender;

(ii) If the Lender receives any repayment of claims it has against the Borrower hereunder with respect to its security interest as a result of compulsory execution or auction for Exercise of Security Interest by a third party;

(iii) If the obligations hereunder are extinguished as a result of offset or appropriation to repayment pursuant to the provisions of the paragraph 1 or 2 of the preceding Article; and

(iv) If a sale by private contract of the assets subject to the security interest granted in favor of the Lender is made pursuant to the provisions of the paragraph 4 of the preceding Article and the money received is paid directly to the Lender for the performance of obligations hereunder, or if repayment is made by substitute performance with the assets on which security interest is established in favor of the Lender and the obligations hereunder to the Lender are extinguished.

ARTICLE24 RIGHTS AND OBLIGATIONS OF THE Agent

24.1. The Agent shall conduct its Agent service on behalf of all Lenders and exercise its powers under the entrustment of all Lenders, and exercise its powers admitted by the Agent as commonly required and appropriate in conducting its Agent service. The Agent shall not have any obligations other than explicitly provided in each article hereunder, or shall not be liable for the failure of the Lenders to perform its obligations hereunder. Furthermore, the Agent is the agent of the Lenders so that the Agent shall not act as an agent of the Borrower unless otherwise provided.

24.2. The Agent may rely on the correspondence, documents and papers (including the Application Form for Borrowing received by facsimile from the Borrower in accordance with the Section4.1.) which are considered as true and correct and signed or placed signatures and seals by an appropriate person, and may perform relying on the statements or instructions submitted by the experts reasonably appointed by the Agent to the extent required with respect to this Agreement.

24.3. The Agent shall fulfill its obligations and exercise its powers hereunder with the due care of a prudent manager.

24.4. The Agent or its officers, employees or agents shall not be liable to the Lenders for any acts or omissions in connection with this Agreement, unless caused intentionally or by gross negligence hereunder. The Lenders shall jointly and severally indemnify Agent for any liability and damage assumed and incurred by the Agent to fulfill its obligations hereunder, including but not limited to the costs and expenses incurred to avoid and recover the loss or damage (including attorney’s fee) as long as not reimbursed by the Borrower. Provided, however, that if the Agent concurrently serves as the Lenders, the Lenders excluding the Agent shall jointly and severally indemnify Agent for the balance after deducting the amount shared pro rata in accordance with the participating proportion of such Lenders concurrently serving as the Agent (in case the Lenders who is not able to indemnify is included, the proportion after divided by the total of the participating proportion of the Lenders excluding such Lenders from the participation proportion of the Lenders concurrently serving as the Agent) from aforementioned costs and expenses.

24.5. With the written instruction of the Lenders, the Agent may perform an act pursuant to such instruction which is lawful. In this case, the Agent shall not be liable to the Borrower or the Lenders for any consequences of the act.

24.6. Unless notified of the events in Section21.1 or Section21.2, or the events constituting such events by notification and/or time passage, the Agent shall be deemed not to have known the existence of such events.

24.7. The Agent makes no warranty with the validity of this Agreement and any representations herein. The Lenders shall execute this Agreement on its own decision after reviewing the credit of the Borrower or other necessary matters based on the documents and information it deemed as appropriate, and shall conduct the transaction intended herein.

24.8. If the Agent concurrently serves as the Lenders, its rights and obligations of the Lenders shall be equivalent to those of the other Lenders irrespective of its obligations of the Agent hereunder. And, the Agent may conduct generally admitted banking transactions with the Borrower outside of this Agreement. Meanwhile, the Agent shall be under no obligation to disclose to the other Lenders the information of the Borrower obtained in the course of the transaction outside this Agreement (the information received from the Borrower shall be deemed as the information obtained in the course of the transactions outside this Agreement), or no obligation to distribute to the other Lenders the amount paid by the Borrower in the transaction with the Borrower outside this Agreement.

24.9. In calculating the amount of each Several Lending Disbursement and the distribution amount to the Lenders　pursuant to Article18, any fractions less than one (1) yen of the distribution amount to the Lenders other than the Lenders appointed by the Agent(hereunder, “Calculating Fractions Lenders” in this Section, provided that the Lenders concurrently serving as the Agent shall be the Calculating Fractions Lenders if the Agent concurrently serves as the Lenders) shall be rounded off, and the distribution amount to the Calculating Fractions Lenders shall be the amount deducted the distribution amount to the other Lenders from the total distribution amount. The necessary calculation of any fractions less than one (1) yen hereunder shall be subject to the manner the Agent deems as appropriate. As for fractions, the amounts and the number of shares are rounded down, whereas ratios and other values are rounded off.

24.10. The decision on the interest, Interest Calculation Period and due date included in the notification from the Agent to the Borrower or the Lenders, and other decisions and the amount paid based on this Agreement shall bind the Borrower and the Lenders as fixed and firm terms, unless any explicit errors.

24.11. If the Agent receives the notification from the Borrower to be notified to the Lenders hereunder, the Agent shall promptly notify its contents to all Lenders. And if the Agent receives the notification from the Lenders to be notified to the Borrower or the other Lenders, the Agent shall promptly notify its contents to each of the Borrower and all Lenders. The Agent shall make available for inspection by the Lenders the documents received from the Borrower and kept by itself during the standard business hours of the Agent.

ARTICLE25 RISIGNATION AND DISMISSAL OF THE Agent

25.1 The procedure to resign the Agent shall be as follows.

(i) The Agent may resign by written notification to all Lenders and the Borrower. Provided, however, that such resignation shall not be effective until the successor Agent is appointed and accepts such appointment.

(ii) If the notification in Section 25.1(i) is made, Majority of Lenders shall appoint the successor Agent after obtaining approval of the Borrower.

(iii) If the successor is not appointed within thirty (30) days from the date of notification in above Section25.1(i), or the person appointed by Majority of Lenders does not accept such appointment, the incumbent Agent may the successor Agent on behalf of the Majority of Lenders.

25.2 The procedure to dismiss the Agent shall be as follows.

(i) Majority of Lenders may dismiss the Agent by written notification to all of the Lenders, the Borrower and the Agent. Provided, however, that such dismissal shall not be effective until the successor Agent is appointed and accepts such appointment.

(ii) If the notification is Section 25.2(i) is made, Majority of Lenders shall appoint the successor Agent after obtaining approval of the Borrower.

25.3 If the person appointed as the successor Agent under Section25.1 or 25.2 accepts the appointment, the former Agent shall deliver all documents filed by such person as an Agent to the successor Agent and provide all cooperation necessary for the successor Agent to fulfil its obligations hereunder as the Agent.

25.4 The successor Agent shall assume the rights and obligations of the former Agent and the former Agent shall be released from all obligations of the Agent at the same time as assuming the post of the Agent. Provided, however, that the provisions hereunder shall continue to affect effectively to the performance (including omission) the former Agent conducted during its tenure.

25.5 Notwithstanding above Section25.1 to Section25.4, the Agent may resign by forming a consensus with the Majority of Lenders if falling under either of the following subsections. If the Agent has resigned pursuant to this Section25.5, such Agent who resigned shall promptly notify to the Borrower and the Borrower shall not make any objections against such resignation. Even if the Agent has resigned pursuant to this Section25.5, the Borrower shall not be released from the payment obligations of the agent fee already incurred.

(i)In the event that any petitions for the commencement of bankruptcy proceedings, civil rehabilitation proceedings, corporate reorganization proceedings, special liquidation proceedings or other similar legal insolvency proceedings (including any similar petitions overseas) are filed.

(ii) In the event that the Borrower fails to pay the agent fee and despite of reasonable day of notice, the Borrower still fails to pay within such period.

ARTICLE26 GATHERING Majority of Lenders’ DECISIONS

26.1 The procedure of gathering Majority of Lenders’ decisions shall be as follows;

(i) The Lenders may notify the Agent to require gathering Majority of Lenders’ decisions if it deems the event requiring the instructions by the Majority of Lenders set forth herein occurs.

(ii) The Agent notified above (i) shall promptly all Lenders to gather many Lenders’ decisions.

(iii) The Lenders notified above (ii) shall make its decision on such event and shall notify its contents to the Agent within five (5) business days.

(iv) In case where the Majority of Lenders’ decisions are gathered in accordance with above (i) (ii) (iii), the Agent shall promptly notify all Lenders of its contents as instructions by the Majority of Lenders.

26.2 The Agent may notify all Lenders to gather Majority of Lenders’ decisions if it deems the event other than those in Section26.1 which require the gathering Majority of Lenders’ decisions occurs. The procedure after such notification shall be subject to above 26.1(iii) and (iv).

ARTICLE27 MODIFICATION OF THIS AGREEMENT

27.1. This Agreement shall not be modified or altered without any written consent of the Borrower, all Lenders and the Agent.

27.2 Notwithstanding the foregoing, if the successor Agent is not immediately appointed by the mutual consent of the Majority of Lenders pursuant to Section25.5, this Agreement may be modified or altered with the written consent of the Majority of Lenders and the Agent (the Majority of Lenders if the Agent has already resigned) to the extent reasonably required to enable each Lenders to exercise its rights respectively. The party who modified or altered this Agreement pursuant hereto, shall notify its contents of the modification or alteration in writing to the other parties hereto without any delay.

ARTICLE28 TRANSFER OF ITS CONTRACTUAL STATUS

28.1 The Borrower shall not transfer its contractual status or rights and obligations hereunder to any third party without prior written consent of all Lenders and the Agent.

28.2 The Lenders may transfer its contractual status and all of the rights and obligations accompanied to the third party (transfer of any part of its contractual status and rights and obligations accompanied shall not be allowed), only with the consents of all of the other Lenders, the Borrower and the Agent, and meeting all requirements in each of the following subsections, prior to termination of the Lending Obligations (hereinafter the Lenders having transferred shall refer to “Status Transferor” and the person transferred shall refer to “Status Transferee”). Provided, however, that, transfer of the Lending Claim set forth in Article23 or Article29 shall not require above consents. In this case, Status Transferor and Status Transferee shall deliver in the joint names the notification of status transferring with a copy of written consent of all of the other Lenders, the Borrower and the Agent. All of the other Lenders, the Borrower and the Agent shall not unreasonably withhold the consents and the Agent shall notify to all Lenders pursuant to Section32.5 if such transfer is completed.

(i) If Lending Claim or the other rights of the Status Transferor against the Borrower hereunder are transferred to Status Transferee through such transfer, the consent of the Borrower shall include the consent for such rights (if any), and the date of transfer shall be certified for such consent.

(ii) Status Transferee shall be the Qualified Assignee.

(iii) Such Transfer shall not cause any withholding tax or any increase of the Borrower’s interest against such Status Transferee pursuant to Section17.5 (unless the Lenders transfers its contractual status to its subsidiaries or affiliate companies overseas because the Lenders abolishes its loan service in Japan).

28.3 All costs and expenses resulting from the transfer under above Section28.2 shall be borne by the Status Transferee. Furthermore, the Status Transferor shall pay five hundred thousand (500,000) JPY with consumption tax and local tax to the Agent in consideration of administrative procedure relating to such transfer by the date of transfer.

ARTICLE29 ASSIGNMENT OF Lending Claim ETC.

29.1 Unless otherwise provided herein, the Lenders may assign all Lending Claim (assignment of any part of Lending Claim shall not be allowed) of either Each Several Lending (or Each Lending on and after the Several Lending Integrating Date) , all relevant rights and obligations and other contractual status only if the Lending Obligations has been fulfilled and all requirement in the following (i) to (iii) are applicable. Assignor and Assignee shall meet requirements for opposition to any third party and to debtors, and Assignor and Assignor shall immediately notify the Agent of the fact of such assignment. Such notification shall be conducted by delivering a letter of assignment of rights. All of the other Lenders, the Borrower and the Agent hereby agree to such assignment. In this case, in applying each provision hereunder concerning such Lending Claim and all relevant rights and obligations and other contractual status, Assignee shall be treated as Lenders.

(i) For assigned Lending Claim and all relevant rights and obligations and other contractual status, Assignee shall be bound to each provisions concerning assigned Lending Claim and all relevant rights and obligations and other contractual status hereof.

(ii) Assignee shall be the Qualified Assignee.

(iii) Such assignment shall not cause any withholding tax or any increase of the Borrower’s interest against such Assignee pursuant to Section17.5 (unless the Lenders assigns to its subsidiaries or affiliate companies overseas because the Lenders abolishes its loan service in Japan).

29.2 All costs and expenses resulting from the assignment under above Section29.1 shall be borne by Assignee. Furthermore, Assignee shall pay five hundred thousand (500,000) JPY with consumption tax and local tax to the Agent in consideration of administrative procedure relating to such assignment by the date of assignment.

ARTICLE30 COLLECTION FROM THIRD PARTY

30.1 Unless any prior written consent of the Agent and all Lenders, the Borrower shall not appoint any third party as a guarantor for the liabilities hereunder (including real guarantee but excluding the real guarantee as revolving guarantee or revolving collateral), or shall not allow any third party to assume any liabilities hereunder or its fulfillment after and including the execution date of this Agreement.

30.2 As for the repayment of any liabilities hereunder by any third party, the Lenders may receive such repayment from the third party only if such repayment meets all of the following requirements (provided that only the requirement provided in this Section30.2(i) shall be met in case of exercise of any security interest created by a third-party pledger, repayment by the amount received from any private sale of the property for which a third-party pledger creates a security interest, or repayment by substitute performances using the property for which a third-party pledger creates a security interest.) If the Lenders receives the repayment from any third party pursuant to this Section, such Lenders shall immediately notify the Agent of such repayment in the joint names of the Lenders and such third party, and in the sole name of the Borrower. Section17.2 shall not apply to the repayment pursuant to this Section30.2, and the adjustment between the Lenders and the Agent provided in Section23.1 shall not be conducted.

(i) If the third party exercise its rights to reimbursement obtained as a result of such repayment, or rights obtained by subrogation of the Lenders, such rights to reimbursement and rights obtained by subrogation shall be treated equivalently as rights regarding such repayments, and such third party shall accept by written form that the third party is bound to each provisions hereof to the extent, and provide such form to the Agent for the Lenders and the Agent.

(ii) The third party shall be the Qualified Assignee and shall not be the subsidiary or the affiliate company of the Borrower, or the Borrower shall not be the subsidiary or the affiliate company of such third party.

(iii) If the repayment is the repayment of either of obligations concerning any loan of Each Several Lending (but the Each Lending on and after Several Lending Integrating Date), total amount of such Lending Claim shall be repaid.

(iv) Such repayment shall not result in any withholding tax, or any increase of the interest amount pursuant to Section17.5.

If any third party exercise its rights to reimbursement or obtain the Lending Claimby subrogation, such acquisition of the rights to reimbursement or acquisition by subrogation shall be deemed as an assignment of the Lending Claim under above Article29 so that Section29.2 shall apply mutatis mutandis.

ARTICLE31 TERMINATION OF Lending Obligations

If either of the following events occurs, Lending Obligations of all Lenders shall be extinguished. If the event set forth in (ii) of the following events occurs, the Borrower shall immediately pay its debt hereunder in accordance with Article17. The relevant provisions of this Agreement shall remain in force until the Borrower completes its obligations hereunder.

(i) if the Due Date has passed;

(ii) if the Borrower loses the benefit of time pursuant to Article21;

(iii) if the Borrower terminate its Lending Obligations pursuant to Section2.5; or

(iv) if the total of the Unused Amount of Lending Limit has reduced to zero (0).

ARTICLE32 GENERAL CONDITIONS

32.1 Confidentiality

The Borrower shall not make any objections to the disclosure with respect to the following;

(i) if any failure of each Several Lending is notified under Section7.1, or any events set forth in each subsection in Section21.1 or Section21.2 or any events constituting such events by notification and/or time passage are occurred, or it is necessary to gather Majority of Lenders’ decisions under Article26, the Agent and the Lenders mutually disclose the information regarding the Borrower and the transactions with the Borrower obtained in connection with this Agreement or any agreements other than this Agreement to the extent reasonably required;

(ii) In transferring the contractual status under Article28 or in assigning the Lending Claim under Article29, the Lenders discloses the information concerning this Agreement to the Assignee (including the transferee in Article28) and any person who is considering to be assigned or transferred (including the person who conducts agency business for such assignment or transfer), provided that the Lenders shall impose confidential information to those who disclosed. For the avoidance of doubt, the information concerning this Agreement means the information with respect to the Borrower’s credit obtained in connection with this Agreement, the contents of this Agreement and its supplementary information, and the contents of the Lending Claim subject to assignment and its supplementary information, excluding the information with respect to Borrower’s credit obtained in connection with any agreement other than this Agreement.

(iii) The Lenders or the Agent discloses the information concerning this Agreement to the extent reasonably required in accordance with any applicable laws, or any order, direction, request by any administrative authorities, judiciary authorities or other authorities concerned, central bank, self-censorship organizations, or discloses such information only to attorneys, judicial scriveners, certified public accountants, audit corporations, tax accountants, rating agencies or other experts who need to be disclosed such confidential information in the performance of their duty. Furthermore, the Lenders or the Agent discloses the information concerning this Agreement to its parent company, subsidiaries and affiliate companies for the purpose of internal control, and to the necessary and appropriate extent.

32.2 Risk of loss, Disclaimer and Remedy and Indemnification

(i) If the documents submitted by the Borrower to the Agent or the Lenders should be lost, extinguished or damaged due to circumstances beyond its control such as incidents and disasters, the Borrower shall discuss with the Agent and shall perform its obligations hereunder on the basis of the records such as books and slips of the Agent or the Lenders. And, the Borrower shall promptly prepare substitute documents and submit them to the Agent or the Lenders　through the Lenders, as required by the Agent or the Lenders through the Agent.

(ii) If any accidents such as counterfeiting, falsification or plagiarism of a seal occur in the transactions in which the Lenders or the Agent has checked the signature or seal of Borrower’s representative or agent for use in the transaction hereunder against the signature or seal previously the Borrower notified, and such accidents result in any loss or damage, the Borrower shall bear such loss or damage.

(iii) Even if the Borrower should bear any loss or damages by any actions of the Lenders or the Agent allowed hereunder (including making decision not to perform each Several Lending, notifying the Borrower pursuant to Section21.2 or disclosing the information under Section32.1(i)) for the reason that the Borrower breaches any provisions hereof or that any of the Subsections in Article19 is untrue (including that the matters stipulated in Section19(x) (a) to (n) are not true or that the Borrower breaches Section20.3(v) or (vi), and hereinafter the “Borrower’s Breach”), the Borrower shall not claim against the Lenders or the Agent whatsoever. Any loss or damage incurred by the Lenders or the Agent due to the Borrower’s Breach or the failure of the Lenders to indemnify under Section24.4 shall be borne by the Borrower.

32.3 Severability of this Agreement

If any part of the provisions of this Agreement should be or become illegal or unenforceable, the validity, legality and enforceability of the remaining conditions shall not be impaired or affected.

32.4 Priority over Transaction Agreements”

If there should be any conflicts between the provisions in this Agreement and any banking agreement submitted by the Borrower to the Lenders separately, or executed between the Borrower and the Lenders separately or other general agreement on financial transactions (hereinafter, “Transaction Agreements” for the purpose of this Section), the provision shall control and prevail such Transaction Agreements. And if any matters not stipulated herein shall be provided in such Transaction Agreements, the Transaction Agreements shall apply with respect to the matter.

32.5 Notices

(i) All notices hereunder shall be by written form and specify that the notice is based on this Agreement, and shall be made to the contact address listed in the Appendix1 attached hereto by either way of the following (a) to (d);

(a) direct delivery;

(b) registered mail or courier service;

(c) facsimile communication; or

(d) exchange mail service(only limited to the notices between the Lenders and the Agent).

(ii) All notices sent, or to be sent, in accordance with above 32.5(i), shall be considered as delivered when the receipt of the notice is confirmed on sender’s facsimile where sent by facsimile and when the notice is actually received where sent by other ways.

32.6 Changes of the matters to be notified

(i) The Lenders and the Borrower shall promptly notify the Agent in written form if they change their trade name or corporate name, representative, agent, signature, seal, address or other matters to be notified to the Agent.

(ii) If the notice is delayed or not reached due to failure of the notification of above (i), the notice shall be deemed reached when it should have been reached generally.

32.7 Fund Settlement

Any fee and expenses of any payments from any of the parties hereto to the other party/parties hereunder shall be borne by the party who pays.

32.8 Computation of Interest

Unless otherwise clearly provided herein, interest hereunder shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed (including the first day but excluding the last day), and disregarding amounts of less than one (1) JPY. Division shall be carried out in the last.

32.9 Preparation of Notary Deed

The Borrower shall take the required measure to draft a notarial deed clearly states acceptance of the obligations hereunder and their enforceability whenever required by the Agent or the Majority of Lenders.

32.10 Governing Law and Jurisdiction

This Agreement shall be governed by and construed in accordance with Japanese law and the court of non-excluding jurisdiction for all disputes arising with regards to this Agreement shall be the Tokyo District Court.

32.11 Language

This Agreement shall be made in Japanese and only such Japanese version shall be the official governing version.

32.12 Consultation

Matters not stipulated in this Agreement and matters of doubt arising in the interpretation or application of this Agreement shall be settled in good faith between the Borrower and the Lenders through the Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed or to be placed their signatures and seals thereon by their representatives or the agents of their representatives in one (1) original. The original shall be kept by the Agent and the Lenders and the Borrower shall receive a copy thereof from the Agent.

July 26, 2016

Borrower (address, signature and seal)

FRONTEO, Inc.

Lenders concurrently serving as Agent (address, signature and seal)

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Lenders (address, signature and seal)

Sumitomo Mitsui Banking Corporation

Lenders (address, signature and seal)

The Bank of Yokohama, Ltd.

Lenders (address, signature and seal)

Mizuho Bank, Ltd.

Lenders (address, signature and seal)

Risona Bank, Limited.

Appendix1 (List of Parties)

List of Parties

1. Borrower

trade name/ name	FRONTEO, Inc.
address	2-12-23, Kounan, Minato-ku, Tokyo
Contact address	7F Meisan Takahama building, 2-12-23, Kounan, Minato-ku, Tokyo 108-0075 TEL:03-5463-6344 FAX:03-5463-6345

2. Agent

trade name/ name	The Bank of Tokyo-Mitsubishi UFJ, Ltd
address	2-7-1, Marunouchi, Chiyoda-ku, Tokyo
contact address	JP Tower 2-7-1, Marunouchi, Chiyoda-ku, Tokyo 100-0005 Administration Office, Financial Solution Division TEL:03-6259-7689 FAX:03-5252-5941

3. Lenders

(i)

trade name/ name	The Bank of Tokyo-Mitsubishi UFJ, Ltd
address	2-7-1, Marunouchi, Chiyoda-ku, Tokyo
loan office	Sinagawa station branch office
contact address	2-16-2, Kounan, Minato-ku, Tokyo 108-0075 First Corporte Division, Shinagawa station branch office TEL:03-6716-1010 FAX:03-6716-1012
credit	\400 million JPY

(ii)

trade name/ name	Sumitomo Mitsui Banking Corporation
address	1-1-2, Marunouchi, Chiyoda-ku, Tokyo
loan office	Gotanda Corporate Sales Division
contact address	1-14-10, Higashi-Gotanda, Sinagawa-ku, Tokyo 141-0022 Second Sales Group, Gotanda Corporate Sales Division TEL:03-3443-6617 FAX:03-3442-7914
credit	\200 million JPY

(iii)

trade name/ name	The Bank of Yokohama,Ltd.
address	3-1-1, Minatomirai, Nishi-ku, Yokohama, Kanagawa
loan office	Tamachi Branch Office
contact address	2F Yajima Building, 3-13-1, Shibaura, Minato-ku, Tokyo 108-0023 Tamachi Branch Office TEL:03-3474-2965 FAX:03-3474-2926
credit	\200 million JPY

(iv)

trade name/ name	Mizuho Bank,Ltd.
address	1-5-5, Ohteachi, Chiyoda-ku, Tokyo
loan office	Shinagawa Branch Office
contact address	2-2-7, Minami-Shinagawa, Shinagawa-ku, Tokyo 140-0004 Second Liaison Division, Shinagawa Branch Office
credit	\100 million JPY

(v)

trade name/ name	Resona Bank, Limited.
address	2-2-1, Bingo-cho, Chuo-ku, Osaka-city, Osaka
loan office	Shinagawa Branch Office

contact address	5-6-6 Minami-Shinagawa, Shinagawa-ku, Tokyo 140-0004 Loan Division, Sihagawa Branch Office TEL:03-3492-2706 FAX:03-3490-1526
credit	\100 million JPY

Appendix2 (repayment schedule)

Repayment Schedule

Principal Repayment Date
The last day of August, 2017
The last day of September, 2017
The last day of October, 2017
The last day of November, 2017
The last day of December, 2017
The last day of January, 2018
The last day of February, 2018
The last day of March, 2018
The last day of April, 2018
The last day of May, 2018
The last day of June, 2018
The last day of July, 2018
The last day of August, 2018
The last day of September, 2018
The last day of October, 2018
The last day of November, 2018
The last day of December, 2018
The last day of January, 2019
The last day of February, 2019
The last day of March, 2019
The last day of April, 2019
The last day of May, 2019
The last day of June, 2019
The last day of July, 2019
The last day of August, 2019
The last day of September, 2019

The last day of October, 2019
The last day of November, 2019
The last day of December, 2019
The last day of January, 2020
The last day of February, 2020
The last day of March, 2020
The last day of April, 2020
The last day of May, 2020
The last day of June, 2020
The last day of July, 2020
The last day of August, 2020
The last day of September, 2020
The last day of October, 2020
The last day of November, 2020
The last day of December, 2020
The last day of January, 2021
The last day of February, 2021
The last day of March, 2021
The last day of April, 2021
The last day of May, 2021
The last day of June, 2021
The last day of July, 2021
The last day of August, 2021
The last day of September, 2021
The last day of October, 2021
The last day of November, 2021
The last day of December, 2021
The last day of January, 2022
The last day of February, 2022
The last day of March, 2022
The last day of April, 2022

The last day of May, 2022
The last day of June, 2022
The last day of July, 2022

Exhibit 1 (Application for Loan)

Application for Loan

Date:

Dear Lenders

(Here “Lenders” mean the Lenders set forth herein at the time of submitting this letter. The same applies hereinafter.)

Attention: Agent Administration Office, Financial Solution Division

The Bank of Tokyo-Mitsubishi UFJ, Ltd

(Signature and Seal)

(Borrower)

FRONTEO, Inc. Term Loan Agreement with Commitment Perion for one (1) billion JPY

In accordance with Article4 of the Term Loan Agreement with Commitment Period, dated July 26, 2016 for FRONTEO, Inc. (hereinafter the “Borrower”) through The Bank of Tokyo-Mitsubishi UFJ, Ltd as an Agent (hereinafter “this Agreement”), we, as a Borrower, hereby require execution of this Several Lending to be executed on the following date and for the amount of this Several Lending.

Desired Execution Date:

Amount of the this Several Lending: JPY

The Borrower shall represent and warrant that, as of the Desired Execution Date of the this Several Lending, (i) events stipulated in each subsection in Section19 are true and correct, and (ii) any events stipulated in each subsection of Section21.1 or Section21.2 hereof, or any events constituting such events by notification and/or time passage do not occur or execution of the this Several Lending do not cause such events.

Any term in this letter has same meaning as the terms define in this Agreement except otherwise defined in this letter.

Exhibit 2 (Confirmation Letter)

Confirmation Letter

Date:

Dear Lenders

(Here “Lenders” mean the Lenders set forth herein at the time of submitting this letter.)

Attention: Agent Administration Office, Financial Solution Division

The Bank of Tokyo-Mitsubishi UFJ, Ltd

(Signature and Seal)

(Borrower)

FRONTEO, Inc. Term Loan Agreement with Commitment Perion for one (1) billion JPY

With respect to execution of Term Loan Agreement with Commitment Period, dated July 26, 2016 for FRONTEO, Inc.(hereinafter the “Borrower”) through The Bank of Tokyo-Mitsubishi UFJ, Ltd  as an Agent(hereinafter “this Agreement”), and loan hereunder, the Borrower, hereby confirm that all necessary procedures are completed in accordance with any laws or ordinances and any company rules of the Borrower.

Any term in this letter has same meaning as the terms define in this Agreement except otherwise defined in this letter.

Exhibit 3 (Receipt)

Receipt

Date:

Dear Lenders

(Here “Lenders” mean the Lenders listed below. The same applies hereinafter.)

Attention: Agent Administration Office, Financial Solution Division

The Bank of Tokyo-Mitsubishi UFJ, Ltd

(Signature and Seal)

(Borrower)

FRONTEO, Inc. Term Loan Agreement with Commitment Perion for one (1) billion JPY

/ Receipt of Loan

We, borrowed from each Lenders as follows and confirmed the loan today.

Total Loan Amount JPY

Lenders	Loan Amount
The Bank of Tokyo-Mitsubishi UFJ, Ltd Sumitomo Mitsui Banking Corporation The Bank of Yokohama,Ltd. Mizuho Bank,Ltd. Resona Bank, Limited.	JPY JPY JPY JPY JPY

Exhibit 4

(Report on Compliance Status regarding the provision of Collection from the Third Party)

Report on Compliance Status regarding the provision of Collection from the Third Party

Date:

Dear Lenders

(Here “Lenders” mean the Lenders set forth herein at the time of submitting this report. The same applies hereinafter.)

Attention: Agent Administration Office, Financial Solution Division

The Bank of Tokyo-Mitsubishi UFJ, Ltd

(Signature and Seal)

(Borrower)

FRONTEO, Inc. Term Loan Agreement with Commitment Perion for one (1) billion JPY

In accordance with Section20.1(iii) of Term Loan Agreement with Commitment Period, dated July 26, 2016 for FRONTEO, Inc.(hereinafter the “Borrower”) through The Bank of Tokyo-Mitsubishi UFJ, Ltd (hereinafter the “Agent”) as an Agent(hereinafter “this Agreement”), we, report as follows the compliance status on the matters provided in Section30.1 for a period from and including [the execution date of this Agreement / starting date of the applicable fiscal period in Section1 below] [*Select the execution date of this Agreement for the first report] up to and including the submission date of this report (hereinafter the “Report Period”).

Any term in this letter has same meaning as the terms define in this Agreement except otherwise defined in this letter.

1.	Applicable Fiscal Period: The fiscal period ending in Month/ Year.

2.	Report regarding the provision of Collection from the Third Party in Section30.1 for the Report Period.

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We do not appoint any third party as a guarantor for the liabilities hereunder (including real guarantee but excluding the real guarantee as revolving guarantee or revolving collateral), or we do not allow any third party to assume any liabilities hereunder or its fulfillment.

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We appointed a third party as a guarantor for the liabilities hereunder (including real guarantee but excluding the real guarantee as revolving guarantee or revolving collateral), or we allowed a third party to assume the liabilities hereunder or its fulfillment, but we obtained prior written consents of the Agent and all Lenders.